Exhibit 10.100

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Execution Version

November 1, 2023
SUN TAIL PDP LLC AS BORROWER CARLYLE AVIATION MANAGEMENT LIMITED AS AGENT RUNWAY SEVEN LENDER LLC AS SECURITY TRUSTEE AND RUNWAY SEVEN LENDER LLC AS LENDER
PDP FACILITY AGREEMENT IN RESPECT OF UP TO EIGHT (8) BOEING 737 MAX AIRCRAFT

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Contents
Clause	Page

- i -
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- ii -
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THIS PDP FACILITY AGREEMENT (this "Agreement") is dated November 1, 2023 and made
BETWEEN:
(1)Sun Tail PDP LLC, a limited liability company formed under the laws of the State of Delaware, having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, New Castle County, Delaware, 19890-1605 (the "Borrower");
(2)Carlyle Aviation Management Limited, a company incorporated under the laws of Bermuda, having an external company branch established in Ireland with registered number 905713 and an office address at Connaught House, 1 Burlington Road, Dublin 4, Ireland, in its capacity as agent of the Lender (the "Agent");
(3)Runway Seven Lender LLC, a limited liability company formed under the laws of the State of Delaware, having its principal office at 848 Brickell Avenue, Suite 500, Miami, FL 33131, USA in its capacity as security trustee for and on behalf of the Finance Parties (the "Security Trustee"); and
(4)Runway Seven Lender LLC, a limited liability company formed under the laws of the State of Delaware, having its principal office at 848 Brickell Avenue, Suite 500, Miami, FL 33131, USA (the "Lender").
IT IS AGREED as follows:
1.DEFINITIONS AND INTERPRETATION
1.1Definitions
In this Agreement:
[***]
"Affiliate" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.
"Agent" means Carlyle Aviation Management Limited.
"Aircraft" means each of the Initial Aircraft [***] or any of them, as the context requires, including the Airframe, the Engines, the Parts and the Manuals and Technical Records relating thereto.
"Aircraft Specific Collateral" means, in respect of an Aircraft, such Aircraft and Collateral specifically relating to such Aircraft.
"Airframe" means, in relation to an Aircraft, such Aircraft (excluding the Engines), together with all Parts relating thereto.
"Anti-Corruption Laws" means any and all laws, rules and regulations [***]
"Anti-Money Laundering Laws" means any and all laws, rules and regulations [***].
"Assigned Purchase Agreement" means, in respect of an Aircraft, the Purchase Agreement as assigned by the PAA.
"Assignment Amount" means, in relation to an Aircraft, an amount equal to [***].

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"Assignor" means Allegiant Air, LLC.
"Authorization" means an authorization, consent, approval, resolution, license, exemption, filing, notarization or registration.
"Available Tenor" means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of "Interest Period" pursuant to Clause 11.
"Basel II" means the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement but excluding any amendment contained in Basel III.s
"Basel III" means:
(a)the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;
(b)the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement - Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and
(c)any further guidance or standards published by the Basel Committee on Banking Supervision relating to "Basel III".
"Benchmark" means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then "Benchmark" means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Clause 11.
"Benchmark Replacement" means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Agent, the Borrower and the Guarantors giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents.
"Benchmark Replacement Adjustment" means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining

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such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
"Benchmark Replacement Date" means a date and time determined by the Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clause (a) or (b) of the definition of "Benchmark Transition Event," the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of "Benchmark Transition Event," the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, if such Benchmark is a term rate, the "Benchmark Replacement Date" will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to the one-month tenor of such Benchmark (or the published component used in the calculation thereof).
"Benchmark Transition Event" means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will

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continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, the one-month tenor of such Benchmark is not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a "Benchmark Transition Event" will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to the one-month tenor of such Benchmark (or the published component used in the calculation thereof).
"Benchmark Transition Start Date" means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
"Benchmark Unavailability Period" means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Clause 11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Clause 11.
"Benefit Plan" means any of (a) an "employee benefit plan" (as defined in ERISA) that is subject to Title I of ERISA, (b) a "plan" as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such "employee benefit plan" or "plan".
"BIS" means the Bureau of Industry and Security of the U.S. Department of Commerce.
"Boeing" or "Airframe Manufacturer" means The Boeing Company.
"Borrower" means Sun Tail PDP LLC, a limited liability company formed under the laws of the State of Delaware.
"Borrower Collateral" means all of the property, rights, title, benefits, interests, assets, property, accounts and proceeds which are subject, or expressed or intended to be subject, to the Security Interests created, or expressed or intended to be created, by the Borrower pursuant to the Security Documents.
"Borrower Parent" means Sun Tail PDP Trust.
"Borrower Pledge Agreement" means the pledge agreement [***].
"Borrower Reimbursable PDP Payments" means, [***].
"Borrower Security Documents" means the Borrower Pledge Agreement and each Security Document to which the Borrower is a party.

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"Break Costs" means amounts payable by the Borrower pursuant to Clause 16.3.
"Business Day" means:
(a)for any purpose, a day (other than a Saturday, Sunday or a public holiday) on which banks are generally open for business in Dublin, Ireland, New York, New York, Las Vegas, Nevada and which is a U.S. Government Securities Business Day; and
(b)in addition, in respect of any Subsequent Utilization Date, a day (other than a Saturday, Sunday or a public holiday) on which banks are generally open for business in Seattle, Washington.
"Capital Stock" means, with respect to any person, any and all shares of stock, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated, whether voting or nonvoting), such person's equity including any preferred stock, but excluding any debt securities convertible into or exchangeable for such equity.
"Change in Law" means, in each case after the date of this Agreement, with respect to any Lender, any change after the date hereof in federal, state, foreign or supranational law or regulations or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any federal, state, foreign or supranational law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof. For the avoidance of doubt, Change in Law will not include the implementation of directives promulgated under Basel II, but will be deemed to include the implementation of the bank regulatory framework commonly known as Basel III, the bank regulatory framework commonly known as Basel IV and the Dodd-Frank Wall Street Reform and Consumer Protection Act (except to the extent that any specific laws or regulations implementing portions of Basel III, Basel IV or the Dodd-Frank Wall Street Reform and Consumer Protection Act are required as matter of law to be complied with by banks generally in the applicable jurisdiction as of the date hereof (or, in the case of a Lender that acquires its Commitments or its Loans after the date hereof, having the force of law as of the date such Lender acquires its Commitments and/or Loans)).
"Change of Control" means:
(a)[***]
(b)[***]
"Change of Control Event" means that (a) a Change of Control has occurred with respect to either Guarantor and (b) the affected Guarantor (or resulting entity as applicable) has a tangible net worth less than did the affected Guarantor immediately prior to such Change of Control.
"Code" means the United States Internal Revenue Code of 1986, as amended.
"Collateral" means all of the property, rights, title, benefits, interests, assets, property, accounts and proceeds which are subject, or expressed or intended to be subject, to the Security Interests created, or expressed or intended to be created, by the Borrower or any other Obligor or the Borrower Parent pursuant to the Security Documents.
"Commitment" means:
(a)in relation to the Lender party hereto on the date of signing, the amount set out opposite its name under the heading "Commitment" in Schedule 1 (The Original Lender) and the amount of any other Commitment transferred to it hereunder;

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(b)in relation to any other Lender, the amount of any Commitment transferred to it hereunder;
[***].
"Commitment Termination Date" means in respect of the[***].
"Conforming Changes" means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of "Business Day," the definition of "U.S. Government Securities Business Day," the definition of "Interest Period" or any similar or analogous definition (or the addition of a concept of "interest period"), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions and other technical, administrative or operational matters) that the Agent decides, in consultation with the Borrower and the Guarantors, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Agent, in consultation with the Borrower and the Guarantors, decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
"Consent and Agreement" means, in respect of an Aircraft, the Boeing consent to collateral assignment of purchase agreement rights dated on or about the date of this Agreement between, amongst others, Boeing, the Borrower, and the Security Trustee relating, amongst other things, to the assignment by the Borrower of certain of its rights under the Assigned Purchase Agreement.
"Debtor Relief Laws" means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
"Default" means an Event of Default or any event or circumstance which would (with the expiry of a grace period, the giving of notice, the making of any determination, the satisfaction of any condition or any combination of the foregoing) be an Event of Default.
"Defaulting Lender" means, subject to Clause 40 (Defaulting Lenders), any Lender that (a) has failed to (i) fund all or any portion of its Loans on the Utilization Date such Loans were required to be funded hereunder, or (ii) pay to the Agent, any other Lender any other amount required to be paid by it hereunder on the date when due, (b) has notified the Borrower and the Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within [***] Business Days after written request by the Agent or the Borrower to confirm in writing to the Agent or the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent or the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar person charged with reorganization or liquidation of its business or assets, including any other state or federal regulatory authority acting in such a capacity. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Clause 40 (Defaulting Lenders)) upon delivery of written notice of such determination to the Borrower and each Lender.

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"Delivery" means, in respect of an Aircraft, the time when the Airframe Manufacturer conveys title to such Aircraft to either Assignor or Borrower or their relevant assignee or designee (as applicable), pursuant to the Assigned Purchase Agreement.
"Delivery Date" means, in respect of an Aircraft, the date on which the Delivery of that Aircraft occurs.
"Designated Parties List" means any list of specifically designated individuals, entities or vessels, including aircraft, maintained under Export Controls or Sanctions and published by any Export Controls Authority or Sanctions Authority, including, without limitation, the Entity List maintained by BIS and the Specifically Designated Nationals and Blocked Persons list maintained by OFAC.
"Designated Party" means any individual or entity: (a) identified on any Designated Parties List; (b) organized, domiciled or resident in, or any governmental authority, department or instrumentality of, a Sanctioned Country; or (c) [***] or more directly or indirectly owned by, or controlled by, or acting for or on behalf of, any Person or Persons described in the foregoing clause (a) or (b).
"Enforcement Action" means:
(a)the taking of any steps to enforce or require the enforcement of any of the Collateral;
(b)the making of any demand against any Obligor or the Borrower Parent in relation to any guarantee, indemnity or other assurance against loss in respect of any of the Secured Obligations or exercising any right to require any Obligor or the Borrower Parent to acquire any of the Secured Obligations;
(c)the exercise of any right of set-off against any Obligor or the Borrower Parent in respect of any of the Secured Obligations;
(d)the suing for, commencing or joining of any legal or arbitration proceedings against any Obligor or the Borrower Parent to recover or in respect of any of the Secured Obligations;
(e)the entering into of any composition, assignment or arrangement with any Obligor or the Borrower Parent; or
(f)the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, receiver, administrator or similar officer) in relation to, the winding up, examinership, dissolution, administration, reorganization of any Obligor or the Borrower Parent or any suspension of payments or moratorium of any indebtedness of any Obligor or the Borrower Parent, or any analogous procedure or step in any jurisdiction.
"Engine Letter Agreement" means the CFM engine benefits agreement dated on or about the date of this Agreement among the Assignor, the Security Trustee and the Engine Manufacturer.
"Engine Manufacturer" means CFM International, Inc.
"Engines" means CFM LEAP-1B27 engines which are to be installed on such Initial Aircraft and which are subject to the GTA; and any and all Parts intended to be incorporated or installed in or attached to the engines on the relevant Delivery Date.
"Environmental Law" means any and all applicable laws, rules, orders, regulations, statutes, ordinances, codes or decrees (including, without limitation, common law) of any international authority, federal government, or any state, provincial, local, municipal or other Government Entity, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment.

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"ERISA" means the Employee Retirement Income Security Act of 1974.
"ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA).
"ERISA Event" means (a) a "reportable event" (as defined in Section 4043 of ERISA) with respect to a Pension Plan; (b) a withdrawal by Borrower or any of its ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any of its ERISA Affiliates from a Multiemployer Plan, written notification of Borrower or any of its ERISA Affiliates concerning the imposition of "withdrawal liability" (as defined in Section 4201 et. seq. of ERISA) or written notification that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any of its ERISA Affiliates; (f) the failure to satisfy the minimum funding standards (within the meaning of Section 412 or 430 of the Code or Section 302 of ERISA) with respect to any Pension Plan, or a failure of Borrower or any of its respective ERISA Affiliates to make any required contribution to a Multiemployer Plan; (g) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; or (h) the imposition of a lien under Section 303(k) of ERISA with respect to any Pension Plan; (i) a determination that any Pension Plan is in "at risk" status (within the meaning of Section 303 of ERISA or Section 430 of the Code).
"Erroneous Payment" has the meaning assigned to it in paragraph 1.26.1 of Schedule 6 (The Representatives).
"Event of Default" means any event or circumstance specified as such in Clause 21 (Events of Default).
"Exchange Act" means the U.S. Exchange Act of 1934, as amended.
"Excluded Tax" means any of the following Taxes imposed on or with respect to the relevant Finance Party or required to be withheld or deducted from or with respect to a payment to the relevant Finance Party or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder:
[***].
"Expenses" means:
(a)the costs and expenses referred to in Clause 17 (Costs and Expenses);
(b)the costs and expenses described in Clause 22.2.11 for which the Borrower is liable;

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(c)in relation to the Security Documents, the costs and expenses referred to in Clause 17 (Costs and Expenses) for which the Borrower is liable.
"Export Controls" means any and all laws, rules and regulations controlling the transfer, export or reexport of any goods, technology, data or services imposed, administered or enforced by any Export Controls Authority [***].
"Export Controls Authority" means: [***].
"Facility" means the Initial Facility[***].
"Facility Office" means the office or offices notified by the Lender to the Agent in writing on or before the date it becomes the Lender (or, following that date, by not less than [***] Business Days' written notice) as the office or offices through which it will perform its obligations hereunder.
"FATCA" means:
(a)sections 1471 to 1474 of the Code (or any amended or successor version that is substantively comparable) or any associated current or future regulations;
(b)any treaty, law or regulation of any other jurisdiction, any agreements entered into pursuant to section 1471(b)(1) of the Code or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of any law or regulation referred to in paragraph (a) above; or
(c)any agreement pursuant to the implementation of any treaty, law or regulation referred to in paragraph (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
"FATCA Application Date" means:
(a)in relation to a "withholdable payment" described in section 1473(1)(A)(i) of the Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or
(b)in relation to a "pass thru payment" described in section 1471(d)(7) of the Code not falling within paragraph (a) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.
"FATCA Deduction" means a deduction or withholding from a payment under a Transaction Document required by FATCA.
"FATCA Exempt Party" means a Party that is entitled to receive payments free from any FATCA Deduction.
[***]
"Federal Reserve Board" means the Board of Governors of the Federal Reserve System of the United States.
"Fee Letter" means any letter between any of the Agent, the Security Trustee and/or the Lender, on the one hand, and the Borrower and acknowledged by the Guarantors, on the other hand, which is expressed by the terms thereof to be a "Fee Letter" for the purposes of the Transaction Documents.

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"Finance Parties" means, together, the Lender, the Security Trustee and the Agent (and "Finance Party" means any of them).
"Floating Rate" means in respect of an Interest Period for a SOFR Loan, the percentage rate per annum which is [***].
"Floor" means a rate of interest equal to 0%.
"Foreign Lender" means a Lender that is not a U.S. Person.
"Government Entity" means:
(a)any national government, political subdivision thereof, or local jurisdiction therein;
(b)any instrumentality, board, commission, court, or agency of any of the above, however constituted; or
(c)any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
"GTA" means the General Terms Agreement No. [***] between the Engine Manufacturer and the Assignor; and
"Guarantee" means the guarantee entered into among the Guarantors and the Security Trustee, in respect of the Aircraft.
"Guarantors" means each of Allegiant Air, LLC and Allegiant Travel Company.
"Holding Company" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.
"Increased Costs" means:
(a)a reduction in the amount of any sum received or receivable by the relevant Lender; or
(b)an additional or increased cost which is not otherwise contemplated or provided for under the Transaction Documents and which does not constitute ordinary and usual overhead expenses of the relevant Lender; or
(c)which is incurred or suffered by a Lender to the extent that it is attributable to that Lender having entered into its Commitment or funding or performing its obligations under any Transaction Document.
"Indebtedness for Borrowed Money" means any indebtedness for or in respect of:
[***]
"Initial Aircraft" means each of the Aircraft identified in Schedule 4 (The Initial Aircraft and PDP Amounts), as the context requires.
"Initial Facility" means the dollar term loan facility made available hereunder in respect of the Initial Aircraft as described in Clause 2.1 (The Facility).

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"Initial Facility Loan" means, with respect to each Initial Aircraft, each disbursement made or to be made under the Initial Facility with respect to such Initial Aircraft or, as the context may require, the principal amount outstanding for the time being of all such disbursements for such Initial Aircraft and
"Initial Facility Loans" shall mean the Initial Facility Loan for each the Initial Aircraft and, as the context may require, the principal amount outstanding for the time being of all such loans.
"Initial Utilization" means, in respect of Initial Facility Loans [***], the first utilization of either the Initial Facility Loans [***] to occur pursuant to the terms hereof and "Initial Utilizations" shall be construed accordingly.
"Initial Utilization Date" means, in respect of either the Initial Facility Loans [***], the date upon which the relevant Initial Utilization is, or is to be, made and "Initial Utilization Dates" shall be construed accordingly.
"Initial Utilization Request" means, in respect of an Initial Utilization, the notice substantially in the form set out in Schedule 3 (Form of Utilization Request) and "Initial Utilization Requests" shall be construed accordingly.
"Interest Payment Date" means, in relation to each Loan [***], provided that if any such date is not a Business Day the relevant Interest Payment Date shall be the next succeeding Business Day unless such next succeeding Business Day falls in the next succeeding calendar month, in which case such Interest Payment Date shall be the immediately preceding Business Day.
"Interest Period" means:
(a)in relation to each Utilization, each period determined in accordance with Clause 10.1 (Length of Interest Periods); and
(b)in relation to an Unpaid Sum hereunder, each period determined in accordance with Clause 9.3 (Default interest).
"Lender" means, in relation to this Agreement:
(a)the Lender party hereto on the date of the signing thereof; and
(b)any bank, financial institution, trust, fund or other entity which has become a Party in accordance with Clause 22 (Changes to the Lender), which in each case has not ceased to be a Party to this Agreement in accordance with the terms hereof.
[***]
"Lender's Purchase Price" means, for an Aircraft, the amount payable by the Finance Parties on delivery of an Aircraft by Boeing to a Finance Party following enforcement of the Purchase Agreement Security Assignment.
"Loan" means an Initial Facility Loan[***], and "Loans" shall be construed accordingly.
"Losses" means any documented losses (excluding Taxes), costs, charges, documented and properly incurred expenses, interest (including default interest), fees (including, without limitation, legal fees),

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payments, demands, liabilities, claims, actions, proceedings, penalties, damages, adverse judgments, orders or other sanctions (and "Loss" shall be construed accordingly).
"Majority Lenders" means, as of any date of determination, (a) so long as any Commitments have not been permanently terminated, the holders of more than [***] of the sum of (i) the aggregate principal amount of the Loans then outstanding and (ii) the undrawn Commitments and (b) after the permanent termination of all Commitments, the holders of more than [***] of the aggregate principal amount of the Loans then outstanding. The Loans and Commitments of any Defaulting Lender shall be disregarded for purposes of any determination of a Majority Lenders.
"Mandatory Prepayment Event" means the occurrence of any of the events of circumstances set out in Clauses 8.1, 8.2, 8.3 or 8.4.
"Manuals and Technical Records" means, in relation to an Aircraft, the records, logs, manuals, technical data and other materials, documents and information relating to such Aircraft intended to be delivered with such Aircraft on the Delivery Date pursuant to the Assigned Purchase Agreement.
"Margin" means[***] per annum.
"Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which Borrower or any of its ERISA Affiliates makes or is obligated to make contributions, or during the preceding [***] plan years, has made or been obligated to make contributions.
"Obligors" means, collectively, the Borrower and the Guarantors, each an "Obligor".
"OFAC" means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
"Option Agreement" means the option agreement entered into, or to be entered into, as the context shall require, between the Borrower and the Assignor.
"Original Lender" means Runway Seven Lender LLC.
"Other Connection Taxes" means, with respect to any Finance Party, [***].
"Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Clause 15).
"PAA" means the aircraft purchase agreement assignment relating to the assignment to the Borrower of the Assignor's rights to purchase the Aircraft under the Purchase Agreement entered into between the Assignor, as assignor, and the Borrower, as assignee.
"PAA Consent" means the written consent of Boeing, dated on or about the date of the PAA, relating to the assignment contemplated by the PAA.
"Partial Prepayment Trigger Date" has the meaning given to such term in Clause 8.4 (Partial Prepayment).
"Parts" means, in relation to an Aircraft, any applicable part, instrument, appurtenance, accessory, furnishing or other item of equipment of whatever nature (other than an Engine) which are intended to be incorporated or installed in or attached to the relevant Aircraft on the relevant Delivery Date.

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"Party" means, in the context of any Transaction Document, the persons who are signatories to such Transaction Document (or who have otherwise become party to such Transaction Document by, succession, transfer, assignment, novation or similar in accordance with such Transaction Document).
"PDP Equity Amount" means, in respect of an Aircraft, the amount set out in the column captioned "PDP Equity Amount" for such Aircraft in Schedule 4 (The Initial Aircraft and PDP Amounts).
"PDP Payments" means, in respect of an Aircraft, all payments made or to be made by the Borrower or the Assignor to Boeing in respect of such Aircraft prior to the Delivery Date thereof pursuant to the Purchase Agreement or the Assigned Purchase Agreement, as more particularly set out in Schedule 4 (The Initial Aircraft and PDP Amounts).
"Pension Plan" means any employee pension benefit plan (but excluding a Multiemployer Plan) that is maintained or is contributed to by Borrower or any of its ERISA Affiliates and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.
"Periodic Term SOFR Determination Day" has the meaning specified in the definition of Term SOFR.
[***]
"Proceeds" means any:
(a)amounts received by any Finance Party under the Transaction Documents (other than pursuant to Clause 26.2 (Application of Proceeds)); and
(b)other proceeds of enforcement of the Collateral.
"PTE" means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
"Purchase Agreement" means the Purchase Agreement [***] dated as of December 31, 2021 between Boeing and the Assignor, inclusive of the Aircraft General Terms Agreement dated as of December 31, 2021 between Boeing and the Assignor.
"Purchase Agreement Security Assignment" means the security assignment relating to the Borrower's rights under the Assigned Purchase Agreement entered into, or to be entered into, as the context shall require, between the Borrower, as assignor, and the Security Trustee, as assignee (together with the Consent and Agreement relating thereto).
"Purchase Agreement Termination Event" means any event or circumstance which results in the termination or cancellation of all or any part of the Assigned Purchase Agreement in accordance with the provisions thereof.
"Receiver" means any receiver appointed under the terms of any Security Document.
"Register" has the meaning given to such term in Clause 22.4.
"Relevant Event" has the meaning given to such term in Clause 8.1.
"Relevant Governmental Body" means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

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"Relevant Purchase Agreement Event" means:
[***].
"Repayment Date" has, in respect of a Loan, the meaning given to such term in Clause 7.1 (Repayment of Loans).
"Representatives" means each of the Agent and the Security Trustee.
"Sale Arrangements" has the meaning given to such term in Clause 18.16.
"Sanctioned Country" means any country, region or territory that is the subject of comprehensive Sanctions [***].
"Sanctions" means any economic or financial sanctions or trade embargoes enacted, administered, imposed or enforced by any Sanctions Authority.
"Sanctions Authority" means: [***].
"Scheduled Delivery Month" means, in respect of an Initial Aircraft, the Scheduled Delivery Month identified for such Initial Aircraft in Schedule 4 (The Initial Aircraft and PDP Amounts), as may be delayed in accordance with the Purchase Agreement.
"Secured Obligations" means any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money and including, without limitation, any obligation or liability to pay damages) from time to time owing to any of the Finance Parties by any Obligor pursuant to any Transaction Document.
"Secured Obligations Discharge Date" means the date of receipt by either the Security Trustee or the Agent of repayment in full of the Loans, together with all other amounts then due and payable to the Finance Parties under the Transaction Documents.
"Security Documents" means (i) the Borrower Pledge Agreement and the Purchase Agreement Security Assignment, (ii) any other document, instrument or agreement which is agreed in writing by the Borrower, the Guarantors and the Security Trustee to be a "Security Document" related to the Facility and (iii) each and every notice, acknowledgement, certificate or document delivered or required to be delivered under any of the foregoing (and "Security Document" means any of them).
"Security Interest" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, right of detention, right of set-off or any other agreement or arrangement having the effect of conferring security.
"Security Period" means the period commencing on the first Initial Utilization Date and expiring on the date on which the Security Interests constituted by the Security Documents are required to be released, discharged and/or re-assigned pursuant to Clause 27 (Release of security).
"Security Trustee" means Runway Seven Lender LLC.
"SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
"SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
"SOFR Loan" means a Loan bearing interest at a rate based on Term SOFR.

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"Subordinated Loan Agreement" means the subordinated loan agreement entered into or to be entered into as the case may be between [***] in respect of the Aircraft, as may be amended, modified, restated or supplemented from time to time.
"Subordinated Parties" means collectively the Guarantors, the Assignor and any other person designated as a Subordinated Party in a Transaction Document.
"Subsequent Utilization" means, in respect of Initial Facility Loans [***], each utilization of either the Initial Facility Loans[***] to occur pursuant to the terms hereof which is not an Initial Utilization and "Subsequent Utilizations" shall be construed accordingly.
"Subsequent Utilization Date" means, in respect of either the Initial Facility Loans [***], each date upon which each relevant Subsequent Utilization is, or is to be, made and "Subsequent Utilization Dates" shall be construed accordingly.
"Subsequent Utilization Request" means, in respect of a Subsequent Utilization, the notice substantially in the form set out in Schedule 3 (Form of Utilization Request) and "Subsequent Utilization Requests" shall be construed accordingly.
"Subsidiary" means in relation to any company or corporation, a company or corporation:
(a)which is controlled, directly or indirectly, by the first mentioned company or corporation; and/or
(b)more than half the issued share capital of which is beneficially owned, directly or indirectly by the first mentioned company or corporation; and/or
(c)which is a Subsidiary of another Subsidiary of the first mentioned company or corporation, and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to (x) direct (whether by ownership, voting or other contractual arrangement, operation of law or otherwise) its day to day affairs and/or operations, and/or (y) control the composition of its board of directors or equivalent body.
"Tax" means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same) imposed by any Governmental Entity.
"Tax Credit" means a credit against, relief or remission for, or repayment of any Tax.
"Tax Deduction" means a deduction or withholding for or on account of Tax from a payment under any Transaction Document, [***].
"Tax Payment" means (i) the increase in a payment made to a Finance Party under Clause 13.1 (Tax gross-up) or (ii) a payment under Clause 13.2 (Tax indemnity).
"Taxing Authority" means any governmental, quasi-governmental or international authority asserting power to impose any Tax, whether or not such authority has such power.
"Term SOFR" means the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the "Periodic Term SOFR Determination Day") that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the

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applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided that if Term SOFR determined as provided shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
"Term SOFR Administrator" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Agent in its reasonable discretion).
"Term SOFR Reference Rate" means the forward-looking term rate based on SOFR.
"Transaction Documents" means (i) the Guarantee, each PAA, each PAA Consent, this Agreement, the Assigned Purchase Agreement, each Consent and Agreement, the Engine Letter Agreement, the Subordinated Loan Agreement, the Option Agreement, each Fee Letter, the Security Documents[***] and (ii) any other document, instrument or agreement which is agreed in writing by the Borrower, the Guarantors and the Agent to be a Transaction Document and "Transaction Document" means any of them.
"Transfer Certificate" means a certificate substantially in the form set out in Part II (Form of Transfer Certificate) of Schedule 5 (Changes to the Lender) or any other form agreed among the Agent (acting on behalf of the Lender), the Guarantors and the Borrower.
"Transfer Date" means, in relation to a transfer, the later of:
(a)the proposed Transfer Date specified in the relevant Transfer Certificate; and
(b)the date on which the Agent executes the relevant Transfer Certificate.
"U.S. Government Securities Business Day" means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
"U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code.
"UCC" means the Uniform Commercial Code as enacted in the State of New York or, if the laws of another state of the United States so provide, as enacted in such state.
"Unpaid Sum" means in respect of the Loan and this Agreement, any sum due and payable to any Finance Party but unpaid by the Borrower under the Transaction Documents.
"Utilization" means, in respect of a Loan, an Initial Utilization or a Subsequent Utilization, and "Utilizations" shall be construed accordingly.
"Utilization Date" means an Initial Utilization Date or a Subsequent Utilization Date and "Utilization Dates" shall be construed accordingly.
"Utilization Request" means any Initial Utilization Request and any Subsequent Utilization Request and "Utilization Requests" shall be construed accordingly.

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"VAT" means any value added Tax, goods and services Tax or similar Tax.
"Voting Stock" means, with respect to any person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such person.
1.2Interpretation
1.2.1Unless a contrary indication appears any reference to:
(a)the "Agent", the "Borrower", the "Borrower Parent", a "Guarantor", the "Assignor", any "Finance Party", the "Lender", any "Obligor", any "Party" or the "Security Trustee" shall be construed so as to include its successors in title, permitted assigns and permitted transferees;
(b)"gross negligence" of a person refers to any action or omission of the person concerned, which is taken or made by that person, with reckless disregard for the consequences and/or knowing that the loss or damage sustained would probably result;
(c)"indebtedness" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;
(d)"willful misconduct" or "willful default" of a person means circumstances where that person concerned has deliberately breached its obligations under the Transaction Documents (whether by act or omission) with actual knowledge that (i) its conduct was in breach of those obligations; and (ii) the loss arising would probably be caused as a direct result;
(e)a "Transaction Document" or "Security Document" or any other agreement or instrument is a reference to that Transaction Document, Security Document or other agreement or instrument as amended, supplemented, restated or novated;
(f)a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) of two or more of the foregoing;
(g)a "law" or "regulation" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organization;
(h)a provision of law is a reference to that provision as amended or re-enacted; and
(i)a reference to "applicable law" includes the Uniform Commercial Code as in effect in any jurisdiction of the United States of America.
1.2.2Section, Clause, Part and Schedule headings contained in any Transaction Document are for ease of reference only.
1.2.3Words importing the plural shall also include the singular and vice versa.

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1.2.4A Default or an Event of Default is "continuing" if it has not been remedied or permanently waived in writing.
1.2.5"$", "dollars" and "Dollars" denote lawful currency of the United States of America.
2.THE FACILITY
2.1    The Facility
Subject to the terms of this Agreement, the Lender shall make available to the Borrower a dollar term loan facility which shall not in aggregate exceed the Commitment.
2.2     Finance Parties' rights and obligations
2.2.1    The obligations of each Finance Party under the Transaction Documents are several. Failure by a Finance Party to perform its obligations under the Transaction Documents does not affect the obligations of any other Party or any other person under the Transaction Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Transaction Documents.
2.2.2    The rights of each Finance Party under or in connection with the Transaction Documents are separate and independent rights and any debt arising under the Transaction Documents to a Finance Party from an Obligor is a separate and independent debt in respect of which a Finance Party shall be entitled to enforce its rights in accordance with Clause 2.2.3 below. The rights of each Finance Party include any debt owing to that Finance Party under the Transaction Documents and, for the avoidance of doubt, any part of any Loan or any other amount owed by an Obligor which relates to a Finance Party's participation in a Facility or its role under a Transaction Document (including any such amount payable to the Agent on its behalf) is a debt owing to that Finance Party by that Obligor.
2.2.3    A Finance Party may, except as otherwise stated in the Transaction Documents (including Clause 2.2.2 above), separately protect and enforce its rights under the Transaction Documents.
2.2.4    [***]
3.PURPOSE
3.1    Purpose
3.1.1    The Borrower shall apply all amounts borrowed by it under the applicable Facility in relation to the Initial Utilization of a Loan towards payment to the Assignor of the Assignment Amount in an amount equal to the Borrower Reimbursable PDP Payments.
3.1.2    The Borrower shall apply all amounts borrowed by it under the applicable Facility in relation to all Subsequent Utilizations of a Loan towards the financing of the PDP Payments then due to Boeing under the Assigned Purchase Agreement, as set forth in Exhibit C to the Consent and Agreement; provided that, if the Lender is not provided sufficient notice to facilitate a Subsequent Utilization, the Guarantors may make such PDP Payment to Boeing and upon confirmation that Boeing has received such PDP Payment, the Lender will release the requested Subsequent Utilization allocable to such PDP Payment to the Guarantors.

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3.2    Monitoring
No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.
4.CONDITIONS OF UTILIZATION
4.1    Initial Conditions Precedent
The Lender will only be obliged to make its participation in a Loan in respect of an Aircraft available if the Agent has received (i) on the Initial Utilization Date, all of the documents and other evidence listed in Part I (Initial Conditions Precedent) of Schedule 2 (Conditions Precedent) and (ii) on each Subsequent Utilization Date, all of the documents and other evidence in respect of that Loan listed in Part II (Additional Conditions Precedent) of Schedule 2 (Conditions Precedent), in each case, in form and substance satisfactory to the Agent, acting reasonably.
4.2    [***]

4.3    Further Conditions Precedent
The Lender will only be obliged to make its participation in a Loan available if, on the proposed Utilization Date:
4.3.1    no Event of Default is continuing or would result from the proposed Utilization;
4.3.2    all the representations and warranties of each Obligor and the Borrower Parent contained in any of the Transaction Documents are true and correct in all material respects as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date);
4.3.3    the Agent and the Lender have received (or are satisfied that they will receive on the proposed Utilization Date) the fees referred to in the Fee Letters as being payable to them on or before such Utilization Date;
4.3.4    no Mandatory Prepayment Event is continuing; and
4.3.5    the Assignor shall have paid to Boeing, in respect of the Aircraft subject to such proposed Utilization, the PDP Equity Amount for such Aircraft.
4.4    Waiver
The conditions precedent set forth in Clauses 4.1 (Initial Conditions Precedent) and 4.3 (Further Conditions Precedent) are for the benefit of the Finance Parties and may be waived or deferred by the Agent in whole or in part and with or without conditions.
5.UTILIZATION
5.1    Delivery of Utilization Request

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5.1.1    The Borrower may utilize the Facility by delivery to the Agent of a duly completed Utilization Request executed by the Borrower and acknowledged by the Guarantors in respect of each Loan, not later than the time specified in Schedule 7 (Timetables).
5.1.2    Subject to Clause 5.3 (Currency and amount), in respect of each Loan, the Borrower may, acting on the instruction of the Guarantors, issue an Initial Utilization Request and, [***].
5.2    Completion of Utilization Request
A Utilization Request is irrevocable and will not be regarded as having been duly completed unless:
5.2.1    it identifies the relevant Aircraft as being subject to the Utilization and contains the wire instructions of the Assignor (for the Initial Utilization) or the Airframe Manufacturer (for the Initial Utilization and each Subsequent Utilization) or the Guarantors (for any Utilization where the Guarantors have already made the relevant PDP Payment in accordance with Clause 3.1.2);
5.2.2    the proposed Utilization Date is a Business Day which is or precedes the Commitment Termination Date for the relevant Aircraft; and
5.2.3    the currency and amount of the Utilization comply with Clause 5.3 (Currency and amount).
5.3    Currency and amount
5.3.1    The currency specified in a Utilization Request must be dollars.
5.3.2    [***]
5.3.3    [***]
5.4    Lender's Participation
In accordance with the terms of this Agreement, the Lender shall make its participation in each Loan available by the applicable Utilization Date through its Facility Office and in the amount as set forth in the applicable Utilization Request.
5.5    Commitment Termination Date
On the Commitment Termination Date for an Aircraft, to the extent not drawn down or previously cancelled in accordance with the Transaction Documents, the Commitments of the Lender for the Loan for such Aircraft shall be reduced to zero.
Amounts drawn hereunder may not be reborrowed, and Commitments may not be reinstated, [***].
6.[***]
7.REPAYMENT
7.1    Repayment of Loans

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The Borrower shall repay the Loan for each Aircraft on the earliest of [***] (iv) June 30, 2025 (such date for such Loan being the "Repayment Date" for such Loan), in an amount equal to (a) the outstanding principal amount of such Loan plus (b) accrued but unpaid interest thereon in accordance with Clause 9.2 (Payment of interest), plus (c) any applicable Break Costs, plus (d) any other amounts which are due and payable by the Borrower under the Transaction Documents.
7.2     No Re-borrowing
The Borrower may not re-borrow any part of a Loan which is repaid, [***], subject to the terms and conditions set forth in Clause 4.2.
8.PREPAYMENT AND CANCELLATION
8.1    Illegality
If, as a consequence of a Change in Law, it becomes unlawful, or it is reasonably expected that it will become unlawful, for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain all or part of its Commitment or all or part of its participation in the Loans (such an event being referred to as a "Relevant Event"):
8.1.1     such Lender shall promptly notify the Agent, the Borrower and the Guarantors upon becoming aware of that circumstance;
8.1.2    upon such Lender notifying the Agent, the Borrower and the Guarantors of the same, if the Loan has not already been advanced, then such Lender will have no obligation to advance its participation in such Loan pending compliance with Clause 15 (Mitigation) and, if no agreement is reached pursuant to that clause, the Commitment of such Lender will be immediately cancelled; and
8.1.3    subject to compliance with the requirements of Clause 15 (Mitigation), and to the implementation of any mitigation strategy agreed pursuant to that provision, the Borrower shall repay such Lender's participation in the Loans on the last day of the Interest Period immediately following the Interest Period during which such Lender notified the Borrower and the Guarantors in accordance with Clause 8.1.1 (or, if earlier, the date on which such Relevant Event takes effect).
8.2    Purchase Agreement prepayment
8.2.1    If there shall have occurred a Relevant Purchase Agreement Event which relates to all of the Aircraft, the Agent, if so instructed by the Majority Lenders, shall notify the Borrower and the Guarantors that such Relevant Purchase Agreement Event has occurred and:
(a)declare that no further Utilizations shall be made by the Borrower; and/or
(b)require the Borrower to repay the Loans in full, whereupon the Borrower shall, on the date specified in such notice (which shall be a date not less than [***] Business Days following the date of such notice), repay in full all such amounts.
8.2.2    If there shall have occurred a Relevant Purchase Agreement Event which relates to [***] of the Aircraft, the Agent, if so instructed by the Majority Lenders, shall notify the Borrower and the Guarantors that such Relevant Purchase Agreement Event has occurred and:

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(a)declare that no further Utilizations in relation to such affected Aircraft shall be made by the Borrower; and/or
(b)require the Borrower to repay the Loan in relation to such affected Aircraft in full, whereupon the Borrower shall, on the date specified in such notice (which shall be a date not less than [***] Business Days following the date of such notice), repay in full all such amounts.
8.3    Change of control, etc.
8.3.1    In the event that a Change of Control Event occurs, the Guarantors shall give the Agent prompt notice of such occurrence. The Agent, if so instructed by the Majority Lenders, shall after the Agent's receipt of such notice from the Guarantors of such Change of Control Event require the Borrower to repay the Loans in full pursuant to a notice delivered to the Borrower and the Guarantors which shall specify a date of prepayment, whereupon the Borrower shall, on the date specified in such notice (which shall be a date not less than [***] Business Days following the date of such notice), repay in full all such amounts, and the remaining Commitments shall be cancelled upon receipt of such prepayment.
8.3.2    Subject to Clause 21.9 (Repudiation), in the event that the Security Interest of the Security Trustee in the Collateral is no longer in full force and effect (a "Collateral Defect") unless either (x) such Collateral Defect has been remedied, or (y) arrangements satisfactory to the Agent (acting on the instructions of the Majority Lenders, each acting reasonably) have been put in place, the Borrower shall promptly notify the Agent upon becoming aware of that circumstance, and the Agent, if so instructed by the Majority Lenders, shall declare that no further Utilization shall be made by the Borrower and/or shall require the Borrower to repay the Loans in full, whereupon the Borrower shall, on the date specified in such notice (which shall be a date not less than[***] Business Days following the date of such notice), repay in full all such amounts.
8.4    Partial Prepayment
[***]
8.5    Voluntary Prepayment
[***]
8.6    Voluntary Cancellation
[***]
8.7    Right of repayment in certain circumstances
8.7.1    If:
[***]
8.7.2    [***]
8.8    General Conditions of Prepayment and Cancellation

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8.8.1    Any notice of cancellation or prepayment given by the Borrower (acting solely on the instructions of the Guarantors) under and pursuant to this Clause 8 shall be irrevocable and, unless a contrary indication appears in this Agreement or such notice, shall specify the reason for such notice, the date or dates upon which the relevant cancellation or prepayment is to be made in accordance with this Agreement and the amount of that cancellation or prepayment.
8.8.2    Any prepayment (whether in whole or in part) under this Agreement shall be made together with:
(a)accrued and unpaid interest on the amount prepaid plus any Break Costs in accordance with Clause 16.3 (Break Costs); and
(b)all other amounts then due and payable to the Finance Parties under this Agreement and all other Transaction Documents.
8.8.3    No amount of the Commitments cancelled under this Agreement may be subsequently reinstated.
8.8.4    The Borrower shall not repay or prepay all or any part of a Loan or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in this Agreement or in any other Transaction Document to which the Agent is party.
8.9    Revised Schedules
[***]
9.INTEREST
9.1    Calculation of interest
The rate of interest on the Loans for each Interest Period shall be the Floating Rate.
9.2    Payment of interest
The Borrower shall pay accrued interest on each Loan on each Interest Payment Date for such Loan, with the final interest payment in respect of each Loan being paid on the relevant Repayment Date.
9.3    Default interest
9.3.1    If the Borrower fails to pay any amount payable by it under any Transaction Document on its due date, interest shall accrue on the overdue amount from and including the due date up to but excluding the date of actual payment (both before and after judgment) not at the Floating Rate but at a rate which, subject to Clause 9.3.2 below, is[***] per annum higher than the Floating Rate. Any interest accruing under this Clause 9.3 shall be immediately payable by the Borrower on demand by the Agent.
9.3.2    If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period:
(a)the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to such Loan; and

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(b)the rate of interest applying to the overdue amount during that first Interest Period shall be [***] per annum higher than the Floating Rate.
9.4    Notification of rates of interest; Agent limitation of liability with respect to determination of rates; Conforming Changes
9.4.1    The Agent shall promptly notify the Lender, the Guarantors and the Borrower of the determination of each rate of interest under this Agreement.
9.4.2    The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
9.4.3    In connection with the use or administration of Term SOFR, the Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
10.INTEREST PERIODS
10.1    Length of Interest Periods
10.1.1    The initial Interest Period for each Utilization shall commence on the relevant Utilization Date and end on the immediately following Interest Payment Date and each subsequent Interest Period shall start on the last day of its preceding Interest Period and end on the immediately following Interest Payment Date.
10.1.2    The final Interest Period for a Loan shall end on the Repayment Date for such Loan.
10.2    Non-Business Days

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If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not) and the amount of interest payable shall be adjusted accordingly.
11.CHANGES TO THE CALCULATION OF INTEREST
11.1    Inability to Determine Rates
11.1.1    Subject to Clause 11.2, if, on or prior to the first day of any Interest Period for any SOFR Loan:
(a)the Agent determines (which determination shall be conclusive and binding absent manifest error) that "Term SOFR" cannot be determined pursuant to the definition thereof, or
(b)the Majority Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Majority Lenders have provided notice of such determination to the Agent, the Borrower and the Guarantors certifying that such inadequacy is the result of circumstances affecting the lending market generally and is not directly and solely the result of circumstances unique to such Lender or Lenders, then, in each case, the Agent will promptly so notify the Borrower, the Guarantors and each Lender.
    Upon notice thereof by the Agent to the Borrower and the Guarantors, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may, acting on the instructions of the Guarantors, revoke any pending request for a borrowing of or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods).
11.2    Benchmark Replacement
11.2.1    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event, the Agent and the Borrower, with the consent of the Guarantors, may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the [***] Business Day after the Agent has posted such proposed amendment to all affected Lenders and the Borrower and the Guarantors so long as the Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Clause 11.2.1 will occur prior to the applicable Benchmark Transition Start Date.
11.2.2    Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Agent

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will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
11.2.3    Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower, the Guarantors and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Agent will notify the Borrower and the Guarantors of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Clause 11.2.4 and (v) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Clause 11.2, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Clause 11.2.
11.2.4    Benchmark Unavailability Period. Upon the Borrower's receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower, acting on the instruction of the Guarantors, may revoke any pending request for a Borrowing of or continuation of SOFR Loans to be made or continued during any Benchmark Unavailability Period.
12.FEES
The Borrower shall pay to the person(s) specified therein the fees in the amount and at the times agreed in a Fee Letter.
13.TAX GROSS-UP AND INDEMNITIES
13.1    Tax gross-up
13.1.1    Each Obligor shall make all payments to be made by it under the Transaction Documents without any Tax Deduction, unless a Tax Deduction is required by law.
13.1.2    Each Obligor shall promptly upon becoming aware that it must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Agent accordingly. Similarly, the Lender shall notify the Agent on becoming so aware in respect of a payment payable to the Lender. If the Agent receives such notification from the Lender it shall promptly notify the Borrower and the Guarantors. For the avoidance of doubt, a failure of an Obligor to so notify the Agent will not prohibit the Obligor from making such a Tax Deduction it determines is required by law.
13.1.3    [***]
13.1.4    An Obligor is not required to make an increased payment under Clause 13.1.3 for a Tax Deduction on account of an Excluded Tax.

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13.1.5    If an Obligor is required to make a Tax Deduction, it shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.
13.1.6    Within [***] days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Borrower shall deliver to the Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment has been paid to the relevant Taxing Authority.
13.1.7    The Finance Parties and the Borrower shall cooperate in completing any procedural formalities, including the completion of any forms or certificates in respect of Taxes, necessary for the Borrower to obtain authorization to make that payment without a Tax Deduction or to reduce the amount of any such Tax Deduction, and any Finance Party shall deliver to the Borrower, the Guarantors and the Agent, at the time or times reasonably requested by the Borrower, any Guarantor or the Agent, such properly completed and executed documentation reasonably requested by the Borrower, any Guarantor or the Agent: [***]. Without limiting the generality of the foregoing:
[***]
13.1.8    [***]
13.1.9    Except as expressly set forth herein, it is agreed that all of the Borrower's obligations with respect to Taxes are set forth in Clause 13.2 and this Clause 13.
13.2    Tax indemnity
13.2.1    Except as provided in Clause 13.2.2, Borrower shall indemnify each Finance Party against, and within [***] Business Days of written demand by the Agent, pay or procure payment by the Guarantors to the relevant Finance Party, of an amount equal to any Taxes, other than Excluded Taxes imposed on or with respect to any payment by or on account of any obligation of the Borrower under any Transaction Document. [***]
13.2.2    Clause 13.2.1 shall not apply with respect to any Excluded Tax assessed on a Finance Party; or to the extent a Tax:
(a)has actually been indemnified pursuant to any other provision of any Transaction Document; or
(b)relates to a FATCA Deduction required to be made by a Party.
13.2.3    A Finance Party making, or intending to make, a claim under Clause 13.2.1 shall promptly notify the Agent of the event which will give, or has given, rise to the claim, following which the Agent shall promptly notify the Borrower.
13.2.4    A Finance Party shall, on receiving a payment from the Borrower under this Clause 13.2, notify the Agent who shall notify the Borrower that such payment has been so received.
13.3    Tax Refunds
[***]

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Payment giving rise to the refund not been required to be made by that Obligor.
13.4    Other Taxes
The Borrower shall timely pay to the relevant taxing authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.
13.5    Tax-related determinations
Unless a contrary indication appears and without prejudice to the provisions of Clause 30.2 (Certificates and Determinations), in this Clause 13 (Tax Gross-Up and Indemnities) a reference to "determines" or "determined" means a determination made in the discretion of the person making the determination in good faith.
13.6    After-Tax Basis
Other than any claims or payments (i) with respect to Taxes, which will solely be governed by Clause 13 or (ii) subject to Clause 14.1, any other non-Tax indemnity payments or reimbursement amounts to be payable by an Obligor under any Transaction Document to any Finance Party shall be made on an after-Tax basis and shall include such amount as may be necessary to indemnify and hold such Finance Party harmless on a net after-tax basis from all Taxes required to be paid by it with respect to or as a result of the payment or receipt of such sum, determined on the basis of existing rates and taking into account any deduction, Tax benefit or credit received with respect to the indemnified or reimbursed liability.
13.7    FATCA Information
13.7.1    Subject to Clause 13.7.3 below, each Party shall, within [***] Business Days of a reasonable request by another Party or any Guarantor:
(a)confirm to that other Party or such Guarantor whether it is:
(i)a FATCA Exempt Party; or
(ii)not a FATCA Exempt Party;
(b)supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and
(c)supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation, or exchange of information regime.
13.7.2    If a Party confirms to another Party pursuant to Clause 13.7.1(a) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.
13.7.3    Clause 13.7.1(a) above shall not oblige any Finance Party to do anything, and Clause 13.7.1(a) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

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(a)any law or regulation;
(b)any fiduciary duty; or
(c)any duty of confidentiality.
13.7.4    If a Party fails to confirm its status or to supply forms, documentation or other information requested in accordance with Clauses 13.7.1(a) or 13.7.1(b) above (including, for the avoidance of doubt, where Clause 13.7.3 above applies), then such Party shall be treated for the purposes of the Transaction Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation forms, documentation or other information.
13.8    FATCA Deduction
13.8.1    Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction. For the avoidance of doubt, this Clause 13.8.1 shall also apply to a situation where the Agent or the Security Trustee is required to make a FATCA Deduction in respect of any payment to be made by it to the Lender.
13.8.2    Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction) notify the Party to whom it is making the payment and, in addition, shall notify the Borrower, the Guarantors and the Agent and the Agent shall notify the other Finance Parties.
14.INCREASED COSTS
14.1    Increased Costs
The Borrower shall, within [***] Business Days of demand by the Agent, pay for the account of a Lender the amount of any Increased Costs incurred by that Lender (or, without duplication, the bank holding company of which such Lender is a Subsidiary) in respect of its participation in the Loans hereunder as a result of any Change in Law that:
14.1.1    [***].
14.2    Exceptions
Clause 14.1 (Increased Costs) does not apply to the extent any Increased Cost is compensated for by Clause 13.2 (Tax indemnity) (or would have been compensated for under Clause 13.2 (Tax indemnity) but was not so compensated solely because it is an Excluded Tax or is otherwise excluded pursuant to Clause 13.2.2).
14.3    Increased Cost claims
[***]
15.MITIGATION

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If any circumstance contemplated in any of Clause 8.1 (Illegality), Clause 13.1 (Tax gross-up), Clause 13.2 (Tax indemnity) or Clause 14 (Increased Costs) arises then, without in any way limiting, reducing or otherwise qualifying the rights of any Party to take action under any of the Transaction Documents following completion of the mitigation process set forth in this Clause 15, and provided no Event of Default has occurred and is continuing, the Party first becoming aware of the existence of such circumstances shall promptly upon becoming aware of such circumstances notify the Agent, the Borrower and the Guarantors thereof and, in consultation in good faith, with the Agent, the Borrower and the Guarantors for a period of no less than [***] days (or such longer period as the Lender may agree, acting reasonably) to the extent that it can do so lawfully and without prejudice to its own position, any Party affected by such circumstances shall take reasonable steps (including in the case of the Lender a change of location of its Facility Office or the transfer of its rights, benefits and obligations to another financial institution acceptable to the Borrower and the Guarantors and willing to participate in the Facility) to mitigate the effects of such circumstances or to restructure the transactions contemplated by the Transaction Documents or to provide alternative security or comfort acceptable to the Finance Parties, [***]. If, following the completion of the mitigation process set out in this Clause 15, the Parties have been unable to agree a mitigation strategy and/or cure the circumstances giving rise to such mitigation process, then any Party may take such action as is permitted or contemplated by any of the Transaction Documents in accordance with the terms thereof.
16.OTHER INDEMNITIES
16.1    [***]
16.2    Other indemnities
The Borrower shall, on demand, indemnify each Finance Party against any Loss (other than any Loss which is a Tax or any Loss arising as a result of the fraud, gross negligence or willful misconduct of such Finance Party) incurred by that Finance Party as a result of:
[***]
16.3    Break Costs
In the event [***] then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. Without limiting the effect of the preceding sentence, in the case of any prepayment or acceleration, such compensation shall not exceed [***]. The Borrower shall pay such Lender the amount shown as due on any such certificate within [***] Business Days after receipt thereof.
16.4    Indemnity to the Representatives
The Borrower shall promptly indemnify each Representative against any Losses (other than any Loss which is a Tax or any Loss arising as a result of the fraud, gross negligence or willful misconduct of such Finance Party or negligence or willful misconduct in the handling of funds by such Finance Party) incurred by such Representative (acting reasonably) as a result of acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorized and relies on in good faith.
17.COSTS AND EXPENSES
17.1    Transaction expenses

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[***]
17.2    Amendment costs
If the Guarantors, or the Borrower with the prior written consent of the Guarantors, requests an amendment, waiver or consent in connection with any Transaction Document, the Borrower shall, within [***] Business Days of written demand, pay or reimburse each Finance Party for the amount of all reasonable documented fees, costs and expenses (including, but not limited to, legal fees) incurred by such Finance Party in responding to, evaluating, negotiating or complying with that request or requirement.
17.3    Enforcement costs
Following the occurrence of [***] the Borrower shall, within [***] Business Days of demand, pay to each Finance Party the amount of all Losses properly incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, any Transaction Document in respect of such Default.
17.4    Security Trustee's and Agent's ongoing costs
[***]
18.REPRESENTATIONS
The Borrower makes the representations and warranties set out in this Clause 18 (Representations) to each Finance Party [***].
18.1    Status
18.1.1    It is a limited liability company, duly incorporated and validly existing under the laws of the State of Delaware.
18.1.2    It has the power to own its assets and carry on its business as it is being conducted.
18.2    Binding obligations
The obligations expressed to be assumed by it in each Transaction Document to which it is a party are, [***], legal, valid, binding and enforceable obligations except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.
18.3    Non-conflict with other obligations
The entry into and performance by it of, and the transactions contemplated by, the Transaction Documents to which it is party do not conflict with:
18.3.1    any law or regulation applicable to it;
18.3.2    its constitutional documents; or
18.3.3    any agreement or instrument binding upon it or any of its assets.
18.4    Power and authority

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It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, the Transaction Documents to which it is a party and the transactions contemplated by those Transaction Documents.
18.5    Validity and admissibility in evidence
All Authorizations required:
18.5.1    to enable it lawfully to enter into, exercise its rights, create Security Interests and comply with its obligations in the Transaction Documents to which it is a party;
18.5.2    to make the Transaction Documents to which it is a party admissible in evidence in the State of New York, United States of America; and
18.5.3    to enable it to create the Security Interests to be created by it pursuant to any Security Document to which it is a party and to ensure that such Security Interests have the priority and ranking they are expected to have, have been obtained or effected and are in full force and effect.
18.6    Governing law and enforcement
The choice of the laws of the State of New York as the governing law of the Transaction Documents to which it is party will be recognized and enforced in the State of Delaware.
18.7    Insolvency
To the best of the Borrower's knowledge, no:
18.7.1    limited liability company action, legal proceeding or other procedure or step described in Clause 21.7 (Voluntary proceedings) has been taken in relation to the Borrower; or
18.7.2    none of the circumstances in Clause 21.6 (Involuntary proceeding) applies to the Borrower.
18.8    No Default
No Default has occurred or is continuing or might reasonably be expected to result from the making of the Loans.
18.9    Pari passu ranking
Its payment obligations under the Transaction Documents will rank at least pari passu with the claims of all its other present and future unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.
18.10    No proceedings pending or threatened
No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have (to the best of its knowledge and belief) been started or threatened against it.
18.11    Security

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18.11.1    The Security Interests created by the Borrower pursuant to the Security Documents constitute first priority Security Interests in favor of the Security Trustee or (as the case may be) the Finance Parties against all persons (including, without limitation, a liquidator, receiver, administrator, examiner, administrative receiver, trustee or similar officer of, or any creditor of, the Borrower or any other person claiming through, under or in place of the Borrower) over the property mortgaged, charged or otherwise encumbered thereunder.
18.11.2    The Borrower has not prior to the date hereof assigned, charged or otherwise encumbered the Borrower Collateral or any moneys payable thereunder, and will not do so other than pursuant to the Borrower Security Documents.
18.11.3    At the time of Utilization of the Loans, there will be no restrictions on the Borrower's ability to assign all or any of its right, title and interest in the Borrower Collateral relating to each Aircraft pursuant to the Borrower Security Documents.
18.12    No Security Interests
Save for the Security Interests created pursuant to the Transaction Documents, no Security Interest exists over all or any of the present or future revenues, undertakings or assets of the Borrower.
18.13    Location
The "location" (as such term is used in Section 9-307 of the UCC) of the Borrower is Delaware.
18.14    No Employees; ERISA
It has no employees and no ERISA Event has occurred with respect to itself or the Guarantors.
18.15    Ownership
All of the membership interests of the Borrower are legally owned by the Borrower Parent.
18.16    No other agreements or business
It has not entered into any contract or agreement with any person and has not otherwise created or incurred any liability to any person other than (i) pursuant to and as permitted by the Transaction Documents, (ii) pursuant to agreements to sell the Aircraft or to assign the right to take title to the Aircraft from Boeing under the Assigned Purchase Agreement, in either case on the Delivery Date for such Aircraft upon the repayment of the related Loan pursuant to Clause 7.1, and agreements ancillary thereto (the "Sale Arrangements"), or (iii) liabilities incidental to its administration and/or continued limited liability company existence.
18.17    Anti-Money Laundering; Anti-Corruption; Export Controls; Sanctions
18.17.1    None of the Borrower nor its Subsidiaries, directors, officers, employees is a Designated Party.
18.17.2    None of the Borrower or any of its Subsidiaries: (a) has violated applicable Anti-Corruption Laws, Anti-Money Laundering Laws, Export Controls or Sanctions at any time during the past [***] years; or (b) is presently, or has been at any time during the

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past [***] years, the subject of any claim, proceeding, formal notice or investigation with respect to any actual, alleged or suspected violation by it of any Anti-Corruption Laws, Anti-Money Laundering Laws, Export Controls or Sanctions, in each case, as the same are applicable to the Borrower.
18.17.3    The Borrower is in compliance with and will comply with Anti-Corruption Laws, Anti-Money Laundering Laws, Export Controls and Sanctions, in each case of the United States and applicable to the Borrower.
18.18    Taxation
18.18.1    It has duly and punctually paid and discharged all Taxes imposed upon it or its assets within the time period allowed without incurring penalties (except to the extent that (a) the failure to pay could not have, individually or in the aggregate, a material adverse effect, or (b) (i) the payment is being contested in good faith, and (ii) it has maintained adequate reserves for those Taxes).
18.18.2    It is not overdue in the filing of any Tax returns (except to the extent that the failure to file could not have, individually or in the aggregate, a material adverse effect).
18.18.3    No claims are being asserted against it in writing with respect to Taxes asserted to be due and payable, which, if adversely determined, could reasonably be expected to have a material adverse effect.
18.19    Subsidiaries
It has no Subsidiaries.
18.20    Good title to assets
It has no assets other than its rights under the Transaction Documents to which it is a party. It has good, valid and marketable title to, or valid leases or licenses of, and all appropriate Authorizations to use, the assets necessary to carry on its business as presently conducted.
18.21    No immunity
It is subject to civil commercial law with respect to its obligations under the Transaction Documents to which it is a party and neither it nor any of its assets is entitled to any right of immunity from suit, execution, attachment or other legal process and the entry into and performance of such Transaction Documents by it constitute private and commercial acts.
18.22    Purchase Agreement, etc.
It has not granted any Security Interests over the Assigned Purchase Agreement in so far as it relates to the Aircraft, and it has not transferred or disposed of any of its rights or obligations in relation to the Assigned Purchase Agreement insofar as it relates to the Aircraft other than pursuant to the Transaction Documents.
18.23    [***]
19.INFORMATION UNDERTAKINGS
The undertakings in this Clause 19 (Information Undertakings) remain in force from the date of this Agreement until the end of the Security Period.

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19.1    Financial statements
The Borrower shall supply to the Agent in sufficient copies for the Lender (i) the annual audited financial statements of Allegiant Travel Company [***] of the end of each fiscal year of the Guarantors and (ii) quarterly financial statements of the Guarantors and the Guarantors [***] of the end of each fiscal quarter of the Guarantors; provided that the availability of the foregoing on the website (www.allegiantair.com) of Allegiant Travel Company shall satisfy the reporting requirement of this Clause 19.1.
19.2    Information: miscellaneous
The Borrower shall supply to the Agent (in sufficient copies for the Lender) and the Guarantors:
[***]
19.3    Notification of Defaults
The Borrower shall promptly notify the Agent of [***].
19.4    "Know your customer" checks and FATCA
19.4.1    The Borrower shall (and shall procure that each Obligor shall) promptly following a written request of the Agent or the Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested, giving due regard to the Guarantor being a publicly traded U.S. company, by the Agent (for itself or on behalf of the Lender) or the Lender (for itself or on behalf of any prospective Lender) in order for the Agent, the Lender or any prospective Lender to carry out all necessary "know your customer" or other checks in relation to any person that it is required to carry out pursuant to the transactions contemplated in the Transaction Documents. Each of Agent and Lender shall protect and keep private any personal information supplied in respect of the foregoing in accordance with applicable laws of the United States and the European Union.
19.4.2    The Lender shall promptly upon the request of the Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Agent (for itself) in order for the Agent to carry out all necessary "know your customer" or other checks in relation to any person that it is required to carry out pursuant to the transactions contemplated in the Transaction Documents and for the Agent to determine whether or not the Lender is a FATCA Exempt Party for the purposes of payments to be made hereunder.
20.GENERAL UNDERTAKINGS
The undertakings in this Clause 20 (General Undertakings) remain in force at all times during the Security Period.
20.1    Authorizations
The Borrower shall promptly:
20.1.1    obtain, comply with and do all that is necessary to maintain in full force and effect; and
20.1.2    supply certified copies to the Agent of,

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[***].
20.2    Compliance with laws
The Borrower shall comply in all respects with all laws (including but not limited to Environmental Laws) to which it is subject, if failure so to comply would materially impair its ability to perform its obligations under the Transaction Documents.
20.3    Pari passu ranking
The Borrower shall ensure that its payment obligations under the Transaction Documents at all times rank at least pari passu with all its other present and future unsecured payment obligations, except for obligations mandatorily preferred by law applying to companies generally.
20.4    Merger
The Borrower shall not enter into any amalgamation, demerger, merger or limited liability company reconstruction other than with the prior written consent of the Agent.
20.5    No employees
The Borrower shall not have any employees.
20.6    No Subsidiaries
The Borrower shall not have any Subsidiaries.
20.7    Accounts
Save as provided for in the Transaction Documents, the Borrower shall not open or maintain any bank account without the prior written consent of the Agent.
20.8    Disposals
Save as otherwise expressly contemplated in any Transaction Document, the Borrower shall not enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, transfer or otherwise dispose of any of its assets.
20.9    Place of Business
20.9.1    The Borrower is and will remain a Delaware limited liability company and will maintain its registered office in c/o Wilmington Trust Company, 1100 North Market Street, New Castle County, Delaware, 19890-1605.
20.9.2    The Borrower shall not change its name or change its "location" (as such term is used in Section 9-307 of the UCC) without the prior written consent of the Agent not to be unreasonably withheld or delayed.
20.10    Negative pledge
The Borrower shall not create or permit to subsist any Security Interest over any Aircraft, the Assigned Purchase Agreement or any of the Collateral other than the Security Interests created pursuant to the Security Documents.

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20.11    Anti-Corruption; Anti-Money Laundering; Export Controls; Sanctions
20.11.1    The Borrower shall comply with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws, Export Controls and Sanctions in respect of the use of the proceeds of the Loan.
20.11.2    The Borrower shall not:
(a)directly or indirectly use any part of the proceeds of the Loans: (i) in violation of applicable Anti-Corruption Laws, Anti-Money Laundering Laws or Export Controls; or (ii) in any manner that would constitute or give rise to a violation of Sanctions; or
(b)directly or indirectly use or lend, invest, contribute or otherwise make available any part of the proceeds of the Loans for any activities or dealings with or involving a Designated Party or in, with or involving a Sanctioned Country.
20.12    Taxation
The Borrower shall duly and punctually pay and discharge all Taxes imposed upon it, the Aircraft or its assets for which it is directly responsible within the time period allowed by applicable law (save to the extent that (i) the failure to pay could not have, individually or in the aggregate, a material adverse effect, or (ii) (a) payment is being contested in good faith, and (b) adequate reserves are being maintained for those Taxes).
20.13    No other business
The Borrower shall not transact or carry on any business other than as required or permitted by (or incidental to), or incur any liability other than pursuant to, permitted by, or incidental to the Transaction Documents or the Sale Arrangements or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person other than pursuant to, permitted by, or incidental to the Transaction Documents.
20.14    Dividends
The Borrower shall not pay, make or declare any dividend or other distribution to the Borrower Parent.
20.15    Further assurance
20.15.1    The Borrower shall deliver the UCC financing statements in connection with the relevant Transaction Documents and any continuation statements required with respect thereto, or similar instruments relating to the perfection of the Security Interests created or intended to be created by the Security Documents.
20.15.2    The Borrower hereby authorizes, and shall cause each Obligor and the Borrower Parent to authorize, the Security Trustee (or its designee) to file one or more UCC financing or continuation statements, and amendments thereto, or any similar document, with respect to all or any part of the Collateral granted by the Borrower or any Obligor or the Borrower Parent without the signature of the Borrower where permitted by applicable law.

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20.15.3    The Borrower shall execute, acknowledge, deliver, file and register all such additional agreements, instruments, notices, certificates, documents and assurances and perform such other acts or things as the Agent shall reasonably request to:
(a)effectuate the purposes of this Agreement and each of the other Transaction Documents or the transactions hereby or thereby contemplated or to protect the rights of the Finance Parties hereunder or thereunder; and
(b)perfect the Security Interests created or intended to be created under or evidenced by the Security Documents (which may include the execution of a mortgage, charge, assignment or other Security Interests over all or any of the assets which are, or are intended to be, the subject of the Security Documents) or by law.
20.15.4    The Borrower shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security Interest conferred or intended to be conferred on the Security Trustee or the Finance Parties by or pursuant to the Transaction Documents.
20.16    Amendments
The Borrower shall not, without the prior written consent of the Agent and, so long as no Event of Default has occurred and is continuing, the Guarantors:
20.16.1    cancel or terminate any Transaction Document or consent to or accept any cancellation or termination thereof; or
20.16.2    make any material amendments to its constitutional documents; or
20.16.3    do anything, and shall not take any action, which has or is reasonably likely to have the effect of prejudicing the first priority Security Interests created in favor of the Security Trustee against all persons (including, without limitation, a liquidator, receiver, administrator, examiner, administrative receiver, trustee or similar officer of, or any creditor of, the Borrower or any other person claiming through, under or in place of the Borrower) over any of the Collateral.
20.17    Actions Under Transaction Documents
20.17.1    Save as expressly set out in any Transaction Document [***], the Borrower shall exercise any right, power, authority or discretion vested in it under or in connection with any Transaction Document [***] has occurred) in accordance with any instructions given to it by the Agent (or if so instructed by the Agent, refrain from exercising any right, power, authority or discretion vested in it thereunder).
20.17.2    [***].
20.18    Maintenance of Separate Existence
The Borrower shall do all things necessary to maintain its business and limited liability company existence separate, readily identifiable and distinct from any other person and, in this regard, the Borrower shall:
20.18.1    observe all formalities necessary under applicable law to remain a legal entity separate, distinct and independent from the Guarantors and any other person;

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20.18.2    maintain its assets and liabilities separate and distinct from those of the Guarantors and any other person in such a manner that it is not difficult to segregate, identify or ascertain such assets;
20.18.3    maintain accurate records, board minutes, books and accounts separate from those of the Guarantors and any other person;
20.18.4    pay its obligations in the ordinary course of business as a legal entity separate from the Guarantors and any other person;
20.18.5    keep its funds separate and distinct from any funds of the Guarantors and any other person, and receive, deposit, withdraw and disburse such funds separately from any funds of the Guarantors and any other person;
20.18.6    not hold out that it is the same legal entity as or a division of the Guarantors or any other person or that the Guarantors or any other person is the same legal entity as it is or a division of it;
20.18.7    not agree to pay, assume, guarantee or become liable for any debt of, or otherwise pledge its assets for the benefit of the Guarantors or any other person except as contemplated in the Transaction Documents;
20.18.8    pay any Taxes required to be paid under applicable Tax law;
20.18.9    conduct its business in its own name, and not in the name of the Guarantors or any other person;
20.18.10    will not induce any third party to rely on the creditworthiness of Guarantors in order that such third party will be induced to contract with it (other than the Guarantee and any guarantee issued to the Manufacturer);
20.18.11    will have a board of directors which conducts its business separately from Guarantors and their Affiliates;
20.18.12    not enter into any transaction between itself and the Guarantors or their Affiliates that is more favorable to the Borrower or any Affiliate than transactions that could be entered into on an arm's length basis with a non-affiliated third party (other than the Transaction Documents);
20.18.13    conduct business in its own name and ensure that all formal communications are made solely in its name; and
20.18.14    not acquire the securities of the Guarantors or any Affiliate thereof.
20.19    Ownership
It shall not agree to, and shall procure that the Borrower Parent shall not agree to, any change in the status of the Borrower or ownership of the Borrower, after the date of this Agreement.
20.20    Purchase Agreement, etc.
20.20.1    The Borrower shall comply with its obligations under the Assigned Purchase Agreement in accordance with the terms thereof and comply with its obligations to pay all amounts due to be payable to Boeing under the Assigned Purchase Agreement.

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20.20.2    If Boeing is obliged by law or contract to reimburse any Obligor any PDP Payments made with respect to any Aircraft or to pay any amount to any Obligor with respect to any Aircraft under the provisions of the Assigned Purchase Agreement (other than on the Initial Utilization Date), the Borrower shall procure that each Obligor shall instruct Boeing to pay those PDP Payments and other amounts to the Security Trustee (unless the Security Trustee otherwise agrees in writing).
20.20.3    The Borrower shall promptly after becoming aware notify the Security Trustee of any change order, termination, amendment, modification, waiver or consent under the Assigned Purchase Agreement.
20.20.4    The Borrower shall not (and shall not consent to any Obligor to) without the prior written consent of the Security Trustee:
(a)[***]:
(i)[***];
(ii)[***];
(iii)[***];
(iv)materially adversely affect the rights and/or obligations of the Finance Parties pursuant to the Transaction Documents; or
(b)assign, transfer, sell or otherwise dispose of all or any part of its rights, benefits or obligations under the Assigned Purchase Agreement and the related Purchase Agreement Security Assignment and consent to any assignment or transfer by Boeing of its rights or obligations under the Assigned Purchase Agreement [***];
(c)[***]; or
(d)[***].

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21.EVENTS OF DEFAULT
Each of the events and circumstances set out under this Clause 21 (Events of Default) is an Event of Default.
21.1    Non-payment
The Borrower fails to make any payment under or pursuant to a Transaction Document at the place, in the currency and in the manner in which it is expressed to be payable within (i) [***] of its due date for payment, in the case of any scheduled payment or (ii) in respect of sums payable on demand or other unscheduled payments, withi n[***].
21.2    Certain obligations
21.2.1    The Borrower does not comply with the provisions of Clause 20.11 (Anti-Corruption; Anti-Money Laundering; Export Controls; Sanctions) or Clause 20.13 (No other business);
21.2.2    The Borrower does not comply with the provisions of Clause 20.20 (Purchase Agreement, etc.) and such non-compliance is not remedied within [***] Business Days of receipt by Borrower notice of the failure to comply.
21.2.3    [***].
21.2.4    The Guarantors do not comply with the provisions of clause [***] of the Guarantee;
21.2.5    Any Obligor or the Borrower Parent becomes a Designated Party.
21.3    Borrower Parent
[***]
21.4    Other obligations
Any Obligor fails to comply with any other provision of the Transaction Documents to which it is a party (other than those referred to in Clause 21.1 (Non-payment) or 21.2 (Certain obligations) and such failure, if capable of remedy, continues for more than [***].
21.5    Misrepresentation
Any representation or statement made or deemed to be made by an Obligor or the Borrower Parent in the Transaction Documents or any other document delivered by or on behalf of such Obligor or the Borrower Parent, as applicable, under or in connection with any Transaction Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made, provided that if:
[***]
21.6    Involuntary proceeding
An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or the Guarantors or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator,

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conservator or similar official for the Borrower or the Guarantors or for a substantial part of its assets, and, in any such case, [***].
21.7    Voluntary proceedings
The Borrower or the Guarantors shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Clause 21.6 (Involuntary proceeding), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or the Guarantors or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.
21.8    ERISA Event
[***]
21.9    Repudiation
Any Obligor or the Borrower Parent repudiates in writing any Transaction Document or any Security Interest in any of the Collateral is no longer in full force and effect [***].
21.10    Business Change
[***]
21.11    Cross Default
[***]
21.12    Litigation
A final judgment for the payment of money [***] and the same remains unpaid (whether in full or in installments in accordance with the terms of the judgment) or undischarged and either (i) an enforcement proceeding has been commenced by any creditor upon such judgment and is not dismissed within [***] days following commencement of such enforcement proceedings or (ii) there is a period of [***] after such judgment becomes final during which such judgment or decree is not discharged, waived or the execution thereof stayed.
21.13    Suspension of Payments
A Guarantor announces generally or advises the Borrower or any Finance Party in writing that such Guarantor (i) [***], or (ii) [***].
21.14    Lease or financing obligations
[***]
21.15    Acceleration
21.15.1    On and at any time after the occurrence of the Event of Default pursuant to this Clause 21 (Events of Default) which is continuing the Agent may, and shall if so

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instructed by the Majority Lenders, in addition to all rights available to it under applicable law, by notice to the Borrower:
(a)cancel the Lender's Commitments whereupon they shall immediately be cancelled; and/or
(b)declare that all or part of the Loans, together with accrued interest, and all other amounts accrued or outstanding under the Transaction Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or
(c)declare that all or part of the Loans be payable on demand whereupon the same shall immediately become payable on demand by the Agent on the instructions of the Majority Lenders; and/or
(d)exercise or direct the Security Trustee to exercise any or all of its rights, remedies, powers or discretions under the Security Documents and/or the other Transaction Documents.
21.15.2    Upon the occurrence of an Event of Default referred to in Clause 21.6 (Involuntary proceeding) or 21.7 (Voluntary proceedings), the Lender's Commitments shall automatically be cancelled and the aggregate principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder or under any of the Transaction Documents shall automatically become immediately due and payable without presentment, demand, protest or other formalities or notice of any kind, all of which are hereby expressly waived by the Borrower (unless, subsequent to such automatic acceleration, the same is waived by the Agent).
22.CHANGES TO THE LENDER
22.1    Assignments by the Lender
Subject to this Clause 22 (Changes to the Lender), the Lender (the "Existing Lender") may at any time:
22.1.1    assign, transfer, hypothecate or pledge all or any part of its rights and obligations hereunder and under the other Transaction Documents (other than its Commitments); or
22.1.2    sub-participate all or a portion of its interest in the Loan, to a [***] (the "New Lender") without the consent of the Borrower or any other person.
Each Lender agrees for the benefit of the Borrower that it will not grant any participation in all or a portion of its Commitments or Loans and any amounts from time to time payable to it in respect thereof, unless all of the following conditions are satisfied: [***] Each Lender may, in connection with any participation or proposed participation, disclose to the participant or proposed participant any information relating to the Transaction Documents or to the parties thereto furnished to such Lender thereunder or in connection therewith and permitted to be disclosed by such Lender; [***].
22.2    Conditions of assignment
22.2.1    [***]

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22.2.2    [***]
22.2.3    [***]
22.2.4    An assignment will only be effective on receipt by the Agent of written confirmation from the New Lender (in form and substance satisfactory to the Agent) that the New Lender will assume the same obligations to the other Finance Parties as it would have been under if it was an Original Lender.
22.2.5    [***]
22.2.6    [***].
22.2.7    [***]
22.2.8    An assignment and assumption will only be effective if the procedure set out in Part I of Schedule 5 (Changes to the Lender) is complied with.
22.2.9    If:
(a)the Lender assigns any of its rights or obligations under the Transaction Documents or changes its Facility Office; and
(b)[***],
then, unless such assignment and assumption or change in Facility Office is made in connection with any mitigation pursuant to Clause 15 (Mitigation), the New Lender or Lender acting through its new Facility Office shall only be entitled to receive payment to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been entitled to if the assignment and assumption or change had not occurred and neither the Borrower nor any other Obligor shall be subject to any increase in or additional obligations or reduction or limitation of rights.
22.2.10    The Borrower shall reasonably cooperate with such assignment.
22.2.11    Any costs and expenses arising from such assignment and assumption or change of Facility Office, including costs of the Obligors (including, without limitation, fees of legal counsel), shall be for the account of the relevant Existing Lender, provided that such costs and expenses shall be for the account of the Borrower if [***].
22.2.12    A Transfer Certificate will become effective on the date it is recorded in the Register.
22.3    Assignment or transfer fee
22.3.1    Subject to Clause 22.3.2 below, the New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Agent (for its own account) a fee of $2,500.
22.3.2    No fee is payable pursuant to Clause 22.3.1 above if:
(a)the Agent agrees that no fee is payable; or
(b)the assignment or transfer is made by an Existing Lender to an Affiliate of that Existing Lender.

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22.4    The Register
The Agent, acting solely for these purposes as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Transfer Certificate delivered to it and a register (the "Register") for the recordation of the names and addresses of each Lender and the Commitments of and obligations (including principal and stated interest) owing to each Lender. Without limitation of any other provision of this Clause 22 (Changes to the Lender), no transfer of an interest in a Loan or Commitment hereunder shall be effective unless and until recorded in the Register. Notwithstanding anything to the contrary hereunder, including without limitation Clause 30 (Calculations and Certificates), the entries in the Register shall be conclusive absent manifest error and each Obligor, the Agent and each Lender shall treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of a Transaction Document notwithstanding any notice to the contrary. The Register shall be available for inspection by each Obligor at any reasonable time and from time to time upon reasonable prior notice.
Each Lender that grants a participation or sub-participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant's interest in the Loans or other obligations hereunder (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as such) shall have no responsibility for maintaining a Participant Register.
22.5    Security over Lender's rights
In addition to the other rights provided to the Lender under this Clause 22, the Lender may without consulting with or obtaining consent from any Obligor or the Borrower Parent at any time charge, assign or otherwise create a Security Interest in or over (whether by way of collateral or otherwise) all or any of its rights under any Transaction Document to secure obligations of the Lender including, without limitation:
22.5.1    any charge, assignment or other Security Interest to secure obligations to a federal reserve or central bank; and
22.5.2    in the case of the Lender which is a fund, any charge, assignment or other Security Interest granted to any holders (or trustee or representatives of holders) of obligations owed, or securities issued, by the Lender as security for those obligations or securities, except that no such charge, assignment or other Security Interest shall:
(a)release the Lender from any of its obligations under the Transaction Documents or substitute the beneficiary of the relevant charge, assignment or

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Security Interest for the Lender as a party to any of the Transaction Documents; or
(b)require any greater payments to be made by an Obligor, or grant to any person any more extensive rights than, those required to be made or granted to the Lender under the Transaction Documents.
23.CHANGES TO THE BORROWER
The Borrower may not assign any of its rights or delegate any of its obligations under the Transaction Documents (except to the Security Trustee pursuant to the Borrower Security Documents) without the prior written consent of the Agent and the Guarantors.
24.THE FINANCE PARTIES
The provisions of Schedule 6 (The Representatives) shall apply to this Agreement.
25.PAYMENT MECHANICS
25.1    Payments to the Agent
25.1.1    On each date on which the Borrower or the Lender is required to make a payment to a Finance Party, the Borrower or the Lender shall make the same available to the Agent (unless a contrary indication appears in any Transaction Document) for value on the due date at or before 1:00 p.m. (New York City time) and in immediately available funds. If such payment is received after 1:00 p.m. (New York City time) on the due date, the Agent may, in its discretion, deem such payment as received on the next succeeding Business Day.
25.1.2    Payment shall be made to such account with such bank as the Agent specifies, in writing no less than [***] Business Days prior to any relevant payment date.
25.2    Distributions by the Agent
Each payment received by the Agent under the Transaction Documents for another Party shall, subject to Clause 25.3 (Distributions to Borrower), Clause 25.4 (Clawback) and paragraph 1.21 (Deduction from amounts payable by the Agent) of Schedule 6 (The Representatives) be made available by the Agent promptly after receipt to the Party entitled to receive payment in accordance with Clause 26.2 (Application of Proceeds) (in the case of the Lender, for the account of its Facility Office) to such account as that Party may notify to the Agent by not less than [***] Business Days' notice with a bank in the principal financial center of the country of that currency.
25.3    Distributions to Borrower
The Agent shall apply any amount received by it for the Borrower in or towards payment (on the date and in the currency and funds of receipt) of any amount due from the Borrower under the Transaction Documents.
25.4    Clawback
[***].
25.5    No set-off by the Borrower

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All payments to be made by the Borrower under the Transaction Documents to which it is a party shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim (but without prejudice to the Borrower's rights and remedies to pursue in a court of law any claim it may have against any Finance Party or any other person).
25.6    Business Days
25.6.1    Subject as provided below, any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or, in the case of scheduled payments, the preceding Business Day, or in the case of non-scheduled payments, on the first Business Day of the next calendar month.
25.6.2    If there is any adjustment in the day on which an amount of interest is payable hereunder by reason of the operation of this Clause 25.6, the amount so payable shall be adjusted accordingly.
25.6.3    During any extension of the due date for payment of any principal or Unpaid Sum or other amount under this Agreement interest is payable on the principal or Unpaid Sum or other amount at the rate payable on the original due date.
25.7    Currency of account
25.7.1    Subject to Clauses 25.7.2 and 25.7.3, the dollar is the currency of account and payment for any sum from the Borrower under any Transaction Document.
25.7.2    Each payment in respect of costs, expenses, Losses or Taxes shall be made in the currency in which the costs, expenses, Losses or Taxes are incurred.
25.7.3    Any amount expressed to be payable in a currency other than dollars shall be paid in that other currency.
26.TURNOVER OF RECEIPTS; APPLICATION OF PROCEEDS
26.1    Turnover by the Parties
If at any time during the Security Period, any Party to this Agreement receives or recovers any amount which, under the terms of any of the Transaction Documents, should have been paid to the Security Trustee such Party shall hold that amount on trust for the Security Trustee and promptly pay that amount to the Security Trustee or, if this trust cannot be given effect to, such Party will promptly pay an amount equal to that receipt or recovery to the Security Trustee to be held on trust by the Security Trustee, in each case, for application by the Security Trustee in accordance with the provisions of Clause 26.2 (Application of Proceeds).
26.2    Application of Proceeds
All amounts payable by the Borrower to the Finance Parties pursuant to the Transaction Documents while an Event of Default is continuing and the Proceeds shall be paid to the Security Trustee to such account as the Security Trustee specifies in writing to the Borrower, and the Security Trustee shall apply such amounts, together with any amounts received or recovered by the Security Trustee from time to time in connection with the realization or enforcement of all or any part of the Collateral, in the following order of priority:

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26.2.1    firstly, in discharging all Losses and Expenses owing, without duplication, to the Agent or the Security Trustee under the Transaction Documents;
26.2.2    secondly, in payment to the Agent on behalf of the Lender for application in or towards the discharge of the Borrower's liabilities in respect of interest due and payable (including default interest) hereunder;
26.2.3    thirdly, in payment to the Agent on behalf of the Lender for application in or towards the discharge of the Borrower's liabilities in respect of principal due and payable hereunder on the Loans;
26.2.4    fourthly, without duplication of any amounts payable pursuant to sub-clauses 26.2.1 through 26.2.3 above, in payment to the Agent on behalf of the Finance Parties for application in or towards discharge of any Obligor's or the Borrower Parents’ other liabilities due and payable to the Finance Parties under any of the Transaction Documents;
26.2.5    lastly, any surplus to the Assignor or to its order and direction provided that in circumstances where there are Secured Obligations outstanding, if a Default has occurred and is continuing, the Security Trustee shall apply such monies to the payment of such outstanding Secured Obligations.
26.3    Partial Payments
If, in relation to the application of any amounts pursuant to any sub-clause of Clause 26.2 (Application of Proceeds) the amount available is insufficient to satisfy and discharge all of the amounts due and payable as referred to in such sub-clauses, the application shall be made pari passu and pro-rata as between the amounts expressed to be due and payable as referred to in such sub-clause (or in such other manner as the Parties entitled to the amounts referred to in such sub-clause may agree in writing).
27.RELEASE OF SECURITY
27.1    Release of Aircraft Specific Collateral
The Security Trustee and the other Finance Parties agree, for the benefit of each other and the Borrower and the Guarantors that, in respect of any Aircraft, upon payment to the Finance Parties of the relevant Loan relating to such Aircraft, together with all other amounts then due and payable to the Finance Parties at such time under the Transaction Documents, provided that no Event of Default has occurred and is continuing and the Borrower is not in default of any of its payment obligations under this Agreement or any other Transaction Document, such Aircraft and the related Aircraft Specific Collateral shall be released from the Security Interests constituted by the Security Documents and the Security Trustee (at the cost of the Borrower) will execute such agreements, give such notices and do such other things as are necessary or as the Borrower or the Guarantors may reasonably request, without recourse or warranty, to give effect to such release and the reassignment of the Assigned Rights (as defined in the PAA).
27.2    Release of Collateral
27.2.1    Upon the full, final and indefeasible payment and discharge in full of the Loans, together with all other amounts then due and payable to the Finance Parties under the Transaction Documents, the Collateral shall be released from the Security Interests constituted by the Security Documents. The Security Trustee (at the cost of the Borrower) will promptly execute such agreements, give such notices and do such

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other things as are necessary or as the Borrower or the Guarantors may reasonably request, without recourse or warranty, to give effect to such release and to discharge such Security Interests and the reassignment of the Assigned Rights (as defined in the PAA).
27.2.2    For the avoidance of doubt, the Secured Obligations shall be considered fully, finally and indefeasibly paid and discharged on the date of payment by the relevant Obligor of all amounts relating thereto, provided that the relevant Obligor is solvent and not subject to any bankruptcy, insolvency, examinership or analogous proceeding at such time and the Secured Obligations Discharge Date shall be construed accordingly.
27.3    [***]
28.SET-OFF
A Finance Party may set off any matured obligation due from the Borrower under the Transaction Documents to which it is a party (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to the Borrower, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.
29.NOTICES
29.1    Communications in writing
Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by electronic mail or letter.
29.2    Addresses
The address and email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Transaction Documents is:
29.2.1    identified with its name below; or
29.2.2    specified on the Transfer Certificate to which it is a party, or any substitute details which that Party may notify to the Security Trustee (or the Security Trustee may notify to the other Parties, if a change is made by the Security Trustee) by not less than [***] Business Days' notice and promptly upon receipt of any notification of any new or changed details, the Security Trustee shall notify the other Parties.
29.3    Delivery
29.3.1    Any communication or document made or delivered by one person to another under or in connection with the Transaction Documents will only be effective:
(a)if by way of letter, when it has been left at the relevant address provided such delivery was by way of an internationally reputable courier company which retains proof of delivery;
(b)if by way of electronic mail, when sent provided that the message is in legible form and no message is received by the sender indicating that such message

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has not been received by or delivered to the intended recipient provided, that, in the case of email notifying of an incipient or actual Event of Default such notice shall only be validly given only if such notice is followed by notice delivered by courier service dispatched promptly following delivery of such email (and dispatched not later than the next Business Day.
29.3.2    Any communication or document to be made or delivered to the Security Trustee or the Agent (as the case may be) will be effective only when actually received by the Security Trustee or the Agent (as the case may be) and then only if it is expressly marked for the attention of the department or officer identified with the Security Trustee's or the Agent's (as the case may be) signature below (or any substitute department or officer as the Security Trustee or the Agent (as the case may be) shall specify for this purpose).
29.3.3    The Finance Parties agree that all notices sent by them to the Borrower under the Transaction Documents shall be copied to the Guarantors, unless prohibited by applicable law to deliver any such notice to a Guarantor.
29.4    English language
29.4.1    Any notice given under or in connection with any Transaction Document must be in English.
29.4.2    All other documents provided under or in connection with any Transaction Document must be:
(a)in English; or
(b)if not in English, and if so required by the Security Trustee, accompanied by an English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document or unless otherwise required by law.
30.CALCULATIONS AND CERTIFICATES
30.1    Accounts
In any litigation or arbitration proceedings arising out of or in connection with a Transaction Document, the entries made in the accounts maintained by a Finance Party in the absence of manifest error are prima facie evidence of the matters to which they relate.
30.2    Certificates and Determinations
Any certification or determination by a Finance Party of a rate or amount under any Transaction Document shall be signed by a duly authorized officer of the Finance Party and shall substantiate in sufficient detail the amount concerned and subject thereto is, in the absence of manifest error, prima facie evidence of the matters to which it relates.
30.3    Day count convention
Any interest, commission or fee accruing in favor of any Finance Party under any Transaction Document will accrue from day to day and shall be calculated on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.
31.PARTIAL INVALIDITY

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If, at any time, any provision of the Transaction Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
32.REMEDIES AND WAIVERS
No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Transaction Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.
33.AMENDMENTS AND WAIVERS
33.1    Required Consents
33.1.1    Any term of the Transaction Documents may be amended or waived only by the Agent only with the consent of the Majority Lenders and the Obligors and any such amendment or waiver will be binding on all Parties. The Obligors shall be entitled to enforce the provisions of this Clause 33.
33.1.2    The Agent may effect, on behalf of any Finance Party, any amendment or waiver permitted by this Clause 33 (Amendments and Waivers). The Agent shall promptly inform each Finance Party of any such amendment or waiver being agreed to or granted.
33.1.3    No amendment or waiver may be made before the date falling [***] Business Days after the terms of that amendment or waiver have been notified by the Agent to the Lender. The Agent shall notify the Lender reasonably promptly of any amendments or waivers proposed by the Borrower.
33.2    Exceptions
33.2.1     An amendment or waiver that has the effect of changing or which relates to:
(a)the definition of Majority Lenders;
(b)a change to any Obligor;
(c)any provision which expressly requires the consent of all the Lenders;
(d)Clause 2.2 (Finance Parties' rights and obligations), Clause 22 (Changes to the Lender) or this Clause 33.2 (Exceptions);
(e)release of Security Interests created by the Security Documents unless permitted under the Transaction Documents or undertaken by the Security Trustee (acting on the instructions of the Majority Lenders) following the occurrence of a Default or an Event of Default which is continuing; or
(f)any material change to any Security Document,
shall not be made without the prior consent of all of the Lenders.

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33.2.2    In addition, an amendment or waiver that has the effect of changing or which relates to:
(a)an extension to the date of payment of any amount under the Transaction Documents;
(b)a reduction in the Margin or a reduction in the amount of any payment of principal, interest, fees or commission payable; or
(c)an increase in or an extension of any Commitment,
shall not be made without the prior written consent of all of the Lenders affected by such amendment or waiver.
34.CONFIDENTIALITY
At all times during the continuance of this Agreement and the other Transaction Documents and after the termination hereof (howsoever caused), each of the Parties hereto or any person who becomes a Party, whether or not any such party or person ceases to be a Party hereto, shall not, without the express prior written consent of the other Parties, issue any press release in relation to the transactions evidenced by this Agreement and the other Transaction Documents, or disclose to any other person (other than another Party to a Transaction Document), the Transaction Documents or the business, financial or other covenants and/or information contained in or supplied in connection with this Agreement or any other Transaction Document and the transactions contemplated hereby or thereby or any other agreement entered into after the date hereof by any party hereto or in connection with this Agreement or any other Transaction Document, or release synopses, summaries, explanations, copies or drafts of any such document which disclose or reveal the identity of the Parties or the terms thereof (or any of them) provided, that the Parties shall be entitled, without any such consent, to disclose (to the extent reasonably required):
34.1.1    in connection with any proceedings arising out of or in connection with this Agreement or any of the other Transaction Documents; or
34.1.2    if required to do so by an order of a court of competent jurisdiction whether in pursuance of any procedure for discovery of documents or otherwise or by an order of any arbitral tribunal; or
34.1.3    pursuant to any law or regulation having the force of law; or
34.1.4    to any fiscal, monetary, tax, regulatory, supervisory, governmental or other competent authority or any stock exchange on which its shares may be listed; or
34.1.5    to the auditors, legal, insurance or other professional advisors or insurers or underwriters of any member of the group of companies of which such party is a member and to any potential assignee or transferee, provided, that the recipient is obliged to keep the relevant information confidential; or
34.1.6    to any shareholder, officer, director, employee or Affiliate, provided that the relevant disclosing party shall procure such shareholder, officer, director, employee or Affiliate shall treat such information in accordance with the terms of this Clause 34; or
34.1.7    to any potential transferee of a Finance Party's rights and obligations under the Transaction Documents, provided that the relevant Finance Party shall procure such

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potential transferee shall treat such information in accordance with the terms of this Clause 34; or
34.1.8    if required to do so in order to obtain any permits, consents, licenses which such Party is required to obtain pursuant to, or for the purposes of the Transaction Documents; or
34.1.9    if any of the same is or shall become publicly known otherwise than as a result of a breach of such Party of this Clause 34; or
34.1.10    in any manner expressly permitted by any of the Transaction Documents.
35.COUNTERPARTS
Each Transaction Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Transaction Document.
36.GOVERNING LAW
THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT (UNLESS OTHERWISE STATED THEREIN) AND THE RIGHTS AND OBLIGATIONS OR ANY CLAIMS, CONTROVERSIES OR DISPUTES OF THE PARTIES RELATING TO OR ARISING UNDER IT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
37.ENFORCEMENT
37.1    Jurisdiction
Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of each of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York (including its Appellate Division), and of any other appellate court in respect of the foregoing, in any action or proceeding arising out of or relating to this Agreement or any other Transaction Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State, or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Transaction Document shall affect any right that any Finance Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Transaction Document in the courts of any jurisdiction.
37.2    Waiver of venue
The Borrower hereby irrevocably waives, to the extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Transaction Document brought in the United States District Court for the Southern District of New York or in any New York State Court sitting in the Borough of Manhattan, New York, and hereby further

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irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and any right to which it may be entitled on account of place of residence or domicile. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which the Borrower is or may be subject, by suit upon judgment.
37.3    Service of process
The Borrower hereby authorizes all service of process to be served on it at its address identified in accordance with Clause 29.2.
37.4    Waiver of jury trial
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
37.5    Waiver of immunity
The Borrower waives generally all immunity it or its assets or revenues may otherwise have in any jurisdiction, including immunity in respect of:
37.5.1    the giving of any relief by way of injunction or order for specific performance or for the recovery of assets or revenues or other legal process; and
37.5.2    the issue of any process against its assets or revenues for the enforcement of a final judgment or, in an action in rem, for the arrest, detention or sale of any of its assets and revenues.
38.USA PATRIOT ACT; COMPLIANCE WITH APPLICABLE ANTI-TERRORISM AND ANTI-MONEY LAUNDERING REGULATIONS
In order to comply with laws, rules and regulations and executive order in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA Patriot Act of the United States (the "Applicable ML Law"), the Agent and the Security Trustee may be required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with the Agent and the Security Trustee. Accordingly, each Party agrees to provide to the Agent and the Security Trustee upon their request from time to time such identifying information and documentation as may be available in order to enable the Agent and the Security Trustee to comply with the Applicable ML Law.
39.CERTAIN ERISA MATTERS

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[***].
40.[***]
[Signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date set forth above.

SUN TAIL PDP LLC, as the Borrower
By:    /s/ Robert P. Hines Jr.
Name: Robert P. Hines Jr.
Title:    Vice President
Address:
Attention:
Email:

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RUNWAY SEVEN LENDER LLC, as the Lender
By: Carlyle Aviation Management Limited,
its Manager
By:    /s/ Robert G. Korn
Name:    Robert G. Korn
Title:    Director
Address:    c/o Carlyle Aviation Management Limited
Connaught House
1 Burlington Road
Dublin 4, Ireland
Attention:    Runway PDP Agent
Email:        CAMLnotices@carlyle.aero

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CARLYLE AVIATION MANAGEMENT LIMITED, as the Agent
By:    /s/ Robert G. Korn
Name:    Robert G. Korn
Title:    Director
Address:    Connaught House
        1 Burlington Road
        Dublin 4, Ireland
Attention:    Runway PDP Agent
Email:        CAMLnotices@carlyle.aero

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RUNWAY SEVEN LENDER LLC, as the Security Trustee
By: Carlyle Aviation Management Limited,
its Manager
By:    /s/ Robert G. Korn
Name:    Robert G. Korn
Title:    Director
Address:    c/o Carlyle Aviation Management Limited
Connaught House
1 Burlington Road
Dublin 4, Ireland
Attention:    Runway PDP Agent
Email:        CAMLnotices@carlyle.aero

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Schedule 1
THE ORIGINAL LENDER

Lender	Commitment
[***]	[***]
[***]	[***]

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Schedule 2
CONDITIONS PRECEDENT
Part I

INITIAL CONDITIONS PRECEDENT
1.A certificate of an authorized signatory of each Obligor and the Borrower Parent certifying that each copy document relating to it specified in paragraphs (a), (b), and (c) below are correct, complete and in full force and effect as at the date no earlier than the date of this Agreement.
(a)A copy of the constitutional documents of such Obligor and the Borrower Parent.
(b)A copy of the resolution(s) of the board of directors or other applicable corporate or limited liability company authorization(s) of such Obligor or the Borrower Parent, as applicable:
(i)authorizing such Obligor or the Borrower Parent, as applicable to enter into the Transaction Documents to which it is a party;
(ii)(if applicable and necessary) authorizing by way of a power of attorney a specified person or persons on its behalf (and including specimen signatures for such person(s)), to execute the Transaction Documents to which it is a party and to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Transaction Documents to which it is a party.
(c)Copies of the powers of attorney (including those referred to in paragraph (b)(ii) above), if applicable, executed by such Obligor or the Borrower Parent, as applicable.
2.A copy of an executed counterpart of:
(i)the Fee Letter(s);
(ii)this Agreement;
(iii)[***];
(iv)[***];
(v)the PAA;
(vi)the PAA Consent;
(vii)the Assigned Purchase Agreement;
(viii)the Purchase Agreement Security Assignment;

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(ix)[***]; and
(x)each other Transaction Document.
3.UCC financing statements with respect to the relevant Security Documents, in each case, in a form acceptable to the Security Trustee, duly filed in each jurisdiction reasonably requested by the Security Trustee.
4.The legal opinions of:
(i)[***];
(ii)[***]
(iii)[***].
5.Evidence that all fees, costs and expenses (other than legal fees) stated to be payable on or before the first Initial Utilization Date pursuant to any Fee Letters have been received or will be paid on such date.
6.The Agent shall be satisfied that all filings, registrations, recordings and other actions have been or will be taken which are necessary or advisable to ensure the validity, effectiveness and enforceability of this Agreement and the other Transaction Documents and to protect the rights of the Finance Parties.
7.The Agent shall have received evidence of the release of any assignment or security interest previously granted in respect of the Purchase Agreement relating to the Initial Aircraft.
8.The Agent, at the direction of the Lender, shall be satisfied with the amount of the applicable Lender's Purchase Price in respect of the Aircraft.
9.Prior to the Initial Utilization, the conditions precedent set forth in Part II of this Schedule 2 shall have been satisfied with respect to such Initial Utilization.
Part II

CONDITIONS PRECEDENT TO INITIAL UTILIZATION AND SUBSEQUENT UTILIZATIONS
1.A certificate of an authorized signatory of (i) the Borrower certifying that [***] and (ii) each Guarantor certifying that [***].
2.A copy of an executed counterpart of a Utilization Request no later than the time specified in Schedule 7 (Timetables).
3.Evidence that all fees, costs and expenses (other than legal fees) stated to be payable on or before such Utilization Date pursuant to any Fee Letters have been received or will be paid on such date.
4.No Default [***] shall have occurred.

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Schedule 3
FORM OF UTILIZATION REQUEST
To:    Carlyle Aviation Management Limited (the "Agent")
Dated:    [ • ]
Dear Sirs
PDP Facility Agreement dated November 1, 2023 between, inter alios, Sun Tail PDP LLC (the "Borrower"), the Agent and Runway Seven Lender LLC as lender (the "Facility Agreement")
The Borrower hereby gives notice in accordance with Clause 4 (Conditions of Utilization) of the Facility Agreement that the Borrower wishes to make the drawdown of the Loan for the [***] Aircraft with MSN [__] on [ • ] (the "Utilization Date") in the amount of [ • ] dollars ($[ • ]), subject to the conditions precedent set forth in the Facility Agreement.
Please apply [ • ] dollars ($[ • ] of the proceeds of the Utilization for the [***] Aircraft with MSN [__] in payment to the following account of the [Airframe Manufacturer] [TBC] [Assignor –Allegiant to provide account details.].
Capitalized terms used herein have the same meanings as defined in the Facility Agreement.
This is [an Initial Utilization Request / a Subsequent Utilization Request] for the [***] Aircraft with MSN [__].1
[Set forth in the Appendix to this Utilization Request is the relevant invoice from The Boeing Company, in respect of the relevant PDP Payments which are to be financed by our Utilization of the Loan described above.]
This Utilization Request is irrevocable.
This Utilization Request is governed by the laws of the State of New York.
Yours faithfully

SUN TAIL PDP LLC

By:    ___________________________
Name:    ___________________________
Title:    ___________________________

1 Include for Utilizations after the Initial Utilization only.

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Acknowledged by:

ALLEGIANT AIR, LLC
By:    ___________________________
Name:    ___________________________
Title:    ___________________________

ALLEGIANT TRAVEL COMPANY
By:    ___________________________
Name:    ___________________________
Title:    ___________________________

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APPENDIX TO UTILIZATION REQUEST
     [RELEVANT BOEING INVOICE TO BE INSERTED HERE]

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Schedule 4
THE INITIAL AIRCRAFT AND PDP AMOUNTS

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Schedule 5
CHANGES TO THE LENDER
Part I
1.Limitation of responsibility of Existing Lender
1.1    Unless expressly agreed to the contrary, the Existing Lender makes no representation or warranty and assumes no responsibility to the New Lender for:
1.1.1    the legality, validity, effectiveness, adequacy or enforceability of the Transaction Documents or any other documents;
1.1.2    the financial condition of any Obligor;
1.1.3    the performance and observance by any Obligor of its obligations under the Transaction Documents or any other documents; or
1.1.4    the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document, and any representations or warranties implied by law are excluded.
2.Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
1.2.1    has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Transaction Document; and
1.2.2    will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Transaction Documents or any Commitment is in force.
3.Nothing in any Transaction Document obliges the Existing Lender to:
1.3.1    accept a re-transfer from a New Lender of any of the rights and obligations assigned or assumed under Clause 22 (Changes to the Lender); or
1.3.2    support any Losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.
4.Copy of Transfer Certificate to Borrower
The Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send the Borrower and the Guarantors a copy of that Transfer Certificate.
5.Disclosure of information
5.1    The Lender may disclose to any of its Affiliates and any other person:

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5.1.1    to (or through) whom the Lender assigns (or may potentially assign) all or any of its rights and obligations under this Agreement;
5.1.2    with (or through) whom the Lender enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, this Agreement or any Obligor; or
5.1.3    to whom, and to the extent that, information is required to be disclosed by any applicable law or regulation, any information about any Obligor or the Borrower Parent and the Transaction Documents as the Lender shall consider appropriate if, in relation to clauses 5.1.1 and 5.1.2 above, the person to whom the information is to be given has entered into a confidentiality undertaking in substantially the form of Clause 34 (Confidentiality).
6.Procedure for assignment and assumption
6.1    Subject to the conditions set out in Clause 22.2 (Conditions of assignment), an assignment and assumption shall become effective when the Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Agent shall, subject to paragraph 6.2 below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.
6.2    The Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender upon its completion of all "know your customer" or other checks relating to any person that it is required to carry out in relation to the transfer to such New Lender.
6.3    On the Transfer Date:
6.3.1    to the extent that in the Transfer Certificate the Existing Lender seeks to assign its rights and obligations under the Transaction Documents the Borrower and the Existing Lender shall be released from obligations towards one another under the Transaction Documents arising after the Transfer Date and their respective rights against one another under the Transaction Documents arising after the Transfer Date shall be cancelled (being the "Discharged Rights and Obligations");
6.3.2    the Borrower and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as the Borrower and the New Lender have assumed and/or acquired the same in place of the Borrower and the Existing Lender;
6.3.3    the Agent and the New Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the assignment and assumption and to that extent the Agent and the Existing Lender shall each be released from further obligations to each other under the Transaction Documents; and
6.3.4    the New Lender shall become a Party as a "Lender".

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Part II
FORM OF TRANSFER CERTIFICATE
To:    Carlyle Aviation Management Limited (the "Agent")
    Allegiant Air, LLC and Allegiant Travel Company (the "Guarantors")
    Sun Tail PDP LLC (the "Borrower")
From:    [The Existing Lender] (the "Existing Lender") and [The New Lender] (the "New Lender")
Dated:    [ • ]
PDP Facility Agreement dated November 1, 2023 between, inter alios, the Borrower, the Agent and Runway Seven Lender LLC, as lender (the "Facility Agreement")
1.We refer to the Facility Agreement. This is a Transfer Certificate. Terms defined in the Facility Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.
2.We refer to paragraph 6 (Procedure for assignment and assumption) of Part I of Schedule 5 (Changes to the Lender) of the Facility Agreement:
2.1.1    The Existing Lender and the New Lender agree to the Existing Lender assigning to the New Lender by way of an assignment and assumption all or part of the Existing Lender's Commitment, rights and obligations referred to in the schedule hereto (the "Schedule") in accordance with paragraph 6 (Procedure for assignment and assumption) of Part I of Schedule 5 (Changes to the Lender) of the Facility Agreement.
2.1.2    The proposed Transfer Date is [•].
2.1.3    The Facility Office and address, and attention details for notices of the New Lender for the purposes of Clause 29 (Notices) of the Facility Agreement are set out in the Schedule.
3.The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in paragraph 1 (Limitation of responsibility of Existing Lender) of Part I of Schedule 5 (Changes to the Lender) of the Facility Agreement.
4.This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.
5.This Transfer Certificate shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Clause 37 (Enforcement) of the Facility Agreement shall apply to this Transfer Certificate as if set out herein in full, mutatis mutandis.

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THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details of Existing Lender's Commitment and/or participation in respect of each Loan]
[Facility Office address and attention details for notices and account details for payments]

[EXISTING LENDER]	[NEW LENDER]
By: …………………………………	By: …………………………………
Title: …………………………………	Title: …………………………………
This Transfer Certificate is accepted by the Agent and the Transfer Date is confirmed as [ • ].
CARLYLE AVIATION MANAGEMENT LIMITED, as agent
By:    …………………………………
Title:    …………………………………

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Schedule 6
THE REPRESENTATIVES
1.ROLE OF THE AGENT
1.1    Appointment of the Agent
1.1.1    The Lender appoints the Agent to act as its agent under and in connection with the Transaction Documents.
1.1.2    The Lender authorizes the Agent to exercise the rights, powers, authorities and discretions specifically given to the Agent under or in connection with the Transaction Documents together with any other incidental rights, powers, authorities and discretions.
1.2    Duties of the Agent
1.2.1    The Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Agent for that Party by any other Party.
1.2.2    Except where a Transaction Document specifically provides otherwise, the Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.
1.2.3    If the Agent receives notice in accordance with the Transaction Documents from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the other Finance Parties.
1.2.4    If the Agent is aware of the non-payment of any principal, interest, or other amount payable to a Finance Party (other than the Agent) under this Agreement it shall promptly notify the other Finance Parties.
1.2.5    The Agent's duties under the Transaction Documents are solely mechanical and administrative in nature.
1.2.6    The Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent.
1.3    No fiduciary duties
1.3.1    Nothing in this Agreement constitutes the Agent as a trustee or fiduciary of any other person.
1.3.2    The Agent shall not be bound to account to the Lender for any sum or the profit element of any sum received by it for its own account.
1.4    Appointment of the Security Trustee
1.4.1    The Finance Parties irrevocably appoint the Security Trustee as their security trustee of the Collateral for the purpose of this Agreement and the other Transaction Documents.
1.4.2    The Security Trustee accepts such appointment and declares that it shall hold the Collateral on trust for the Finance Parties on the terms contained in this Agreement.

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1.4.3    Each of the parties to this Agreement agree that the Security Trustee shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the other Transaction Documents that it is a party to (and no others shall be implied).
1.5    Agent's Directions
Subject to the terms of this Agreement and the other Transaction Documents, the Security Trustee will take any Enforcement Action in relation to the Collateral (or refrain from doing so) as directed by the Agent (acting on the instructions of the Majority Lenders). At all times after the direction to commence Enforcement Action in relation to the Collateral has been issued and subject to the terms of this Agreement and the Transaction Documents, the Security Trustee will act on the directions of the Agent (acting on the instructions of the Majority Lenders), who shall be entitled to give directions and do any other things in relation to the enforcement of the Collateral (including in connection with but not limited to, the disposal, collection or realization of assets subject to the Collateral) that it considers appropriate including (without limitation) determining the timing and manner of any Enforcement Action against any particular person or asset provided however, that no such Enforcement Action shall be taken unless an Event of Default is continuing.
1.6    No responsibility to perfect Collateral
The Security Trustee shall not be liable for any failure to:
1.6.1    require the deposit with it of any deed or document certifying, representing or constituting the title of any Obligor or the Borrower Parent to any of the Collateral;
1.6.2    obtain any license, consent or other authority for the execution, delivery, legality, validity, enforceability or admissibility in evidence of any of the Transaction Documents or the Collateral;
1.6.3    register, file or record or otherwise protect any of the Collateral (or the priority of any of the Collateral) under any applicable laws in any jurisdiction or to give notice to any person of the execution of any of the Transaction Documents or of the Collateral;
1.6.4    take, or to require any of the Obligors or the Borrower Parent to take, any steps to perfect its title to any of the Collateral or to render the Collateral effective or to secure the creation of any ancillary security interest under the laws of any jurisdiction; or
1.6.5    require any further assurances in relation to any of the Security Documents.
1.7    Insurance by Security Trustee
The Security Trustee shall not be under any obligation to insure any of the Collateral, to require any other person to maintain any insurance or to verify any obligation to arrange or maintain insurance contained in the Transaction Documents. The Security Trustee shall not be responsible for any Loss which may be suffered by any person as a result of the lack of, avoidance of or inadequacy of any insurance.
1.8    Winding up of trust
If the Security Trustee, with the approval of the Agent (acting on the instructions of the Majority Lenders), determines that (a) all of the Secured Obligations and all other obligations secured by any of the Security Documents have been fully and finally discharged and (b)

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none of the Finance Parties is under any commitment, obligation or liability (whether actual or contingent) to make advances or provide other financial accommodation to any Obligor under the Transaction Documents, the trusts set out in this Agreement shall be wound up. At that time the Security Trustee shall release, without recourse or warranty, all of the Collateral then held by it and the rights of the Security Trustee under each of the Security Documents.
1.9    Own Funds
Nothing contained in this Agreement or the other Transaction Documents shall require the Security Trustee to expend or risk its own funds or otherwise incur any financial liability and the Security Trustee shall not be obliged to do or omit anything, including entering into any transaction or incurring any liability if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity and/or security and/or pre-funding against such risk or liability is not assured to it.
1.10    Power of Attorney
The Borrower by way of security for its obligations under this Agreement and for the Secured Obligations, irrevocably appoints the Security Trustee to be its attorney at any time whilst an Event of Default is continuing to take any and all action with respect to the Collateral which the Borrower would be entitled to do or is required to do under any Transaction Document but has failed to do within the period provided for under the relevant Transaction Document (and the Security Trustee may delegate that power on such terms as it sees fit).
1.11    Business with the Obligors
Each Representative may accept deposits from, lend money to and generally engage in any kind of business of any nature whatsoever with any Obligor or the Borrower Parent.
1.12    Rights and discretions of the Representatives
1.12.1    Each Representative may rely on:
(a)any representation, notice or document which it believes, acting reasonably, to be genuine, correct and appropriately authorized; and
(b)any statement made by a director, authorized signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.
1.12.2    Each Representative may assume (unless it has received notice to the contrary in its capacity as Agent or, as the case may be, Security Trustee for the Lender) that:
(a)no Default has occurred (unless it has actual knowledge of a Default arising by reason of non-payment of a sum due to be paid to it); and
(b)any right, power, authority or discretion vested in any Party or the Lender has not been exercised.
1.12.3    Each Representative may engage, pay for and rely on the advice or services of any lawyers, accountants, valuers, appraisers, maintenance providers, surveyors or other experts to the extent it shall, acting reasonably, deem necessary.
1.12.4    Each Representative may act in relation to the Transaction Documents through its personnel and agents.

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1.12.5    Each Representative may disclose to any other Party any information it reasonably believes it has received as Agent or, as the case may be, Security Trustee under this Agreement relating to the Transaction Documents.
1.12.6    Notwithstanding any other provision of any Transaction Document to the contrary, no Representative is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of any duty or duty of confidentiality.
1.13    Lender's instructions
1.13.1    Unless a contrary indication appears in a Transaction Document, each Representative shall (i) exercise any right, power, authority or discretion vested in it as Agent or, as the case may be, Security Trustee in accordance with any instructions given to it by the Majority Lenders (or, if so instructed by the Majority Lenders, refrain from exercising any right, power, authority or discretion vested in it as Agent or, as the case may be, Security Trustee) unless it has received actual notice of revocation; (ii) not be liable for any act (or omission) if it acts (or refrains from taking any action) in accordance with an instruction of the Majority Lenders; and (iii) not be liable for any omission if it refrains from taking any action due to the absence of any instruction from the Majority Lenders.
1.13.2    Unless a contrary indication appears in a Transaction Document, any instructions given by the Majority Lenders will be binding on all the affected Finance Parties.
1.13.3    Either Representative may refrain from acting in accordance with the instructions of the Majority Lenders until it has received such security as it may require for any Loss (together with any associated VAT) which it may incur in complying with the instructions.
1.13.4    In the absence of instructions from the Majority Lenders, each Representative may act (or refrain from taking action) as it considers to be prudent.
1.13.5    Neither Representative is authorized to act on behalf of the Majority Lenders (without first obtaining the Majority Lender's consent) in any legal or arbitration proceedings relating to any Transaction Document.
1.13.6    No Finance Party shall have any independent power to enforce, or have recourse to, any of the Collateral or to exercise any rights or powers arising under the Security Documents except through the Security Trustee.
1.14    Responsibility for documentation
Neither Representative:
1.14.1    is responsible for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by either of them, an Obligor or any other person given in or in connection with any Transaction Document; or
1.14.2    is responsible for the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Transaction Document.
1.15    Exclusion of liability

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1.15.1    Without limiting paragraph 1.15.2 below, neither Representative will be liable for any action taken by it under or in connection with any Transaction Document, unless directly caused by its gross negligence or willful misconduct.
1.15.2    No Party (other than either Representative) may take any proceedings against any officer, employee or agent of a Representative in respect of any claim it might have against that Representative or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Transaction Document and any officer, employee or agent of a Representative may rely on this Clause.
1.15.3    Neither Representative will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Transaction Documents to be paid by that Representative if that Representative has complied with the regulations or operating procedures of any recognized clearing or settlement system used by that Representative for that purpose.
1.15.4    Nothing in this Agreement shall oblige either Representative to carry out any "know your customer" or other checks in relation to any person on behalf of the Lender and the Lender confirms to each Representative that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by that Representative.
1.15.5    The liability of a Representative under the Transaction Documents for any claim for which it is expressed to be personally liable by virtue of the provisions of the Transaction Documents shall be limited in aggregate to an amount equal to [***] of fees paid to that Representative (for its own account) under any Fee Letter.
1.16    Lender's indemnity to the Representative
The Lender shall indemnify each Representative, within [***] Business Days of demand, against any Loss incurred by that Representative (otherwise than by reason of its fraud, gross negligence or willful misconduct) in acting as Agent or, as the case may be, Security Trustee under the Transaction Documents (unless that Representative has been reimbursed by the Borrower or any other Obligor pursuant to a Transaction Document).
1.17    Resignation of a Representative
1.17.1    A Representative may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties, the Guarantors and the Borrower.
1.17.2    Alternatively, a Representative may resign by giving notice to the other Finance Parties, the Guarantors and the Borrower, in which case the Lender may appoint a successor Representative; provided, that so long as no Event of Default has occurred and is continuing, no successor may be appointed without the consent of the Obligors, such consent not to be unreasonably withheld.
1.17.3    If the Lender has not appointed a successor Representative in accordance with paragraph 1.17.2 above within thirty (30) days after notice of resignation was given, that Representative may appoint a successor Representative provided, that so long as no Event of Default has occurred and is continuing, no successor may be appointed without the consent of the Obligors, such consent not to be unreasonably withheld.
1.17.4    The retiring Representative shall, at its own cost, make available to the successor Representative such documents and records and provide such assistance as the

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successor Representative may reasonably request for the purposes of performing its functions as Representative under the Transaction Documents.
1.17.5    A Representative's resignation notice shall only take effect upon the appointment of a successor.
1.17.6    Upon the appointment of a successor, the retiring Representative shall be discharged from any further obligation in respect of the Transaction Documents but shall remain entitled to the benefit of this paragraph 1.17. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
1.17.7    The Lender may, by notice to either Representative, require it to resign in accordance with paragraph 1.17.2 above. In this event, that Representative shall resign in accordance with paragraph 1.17.2 above.
1.17.8    A change in the identity of a Representative shall not (unless effected pursuant to a mitigation process pursuant to Clause 15 (Mitigation)) result in any Obligor having to make any increased payment or additional payment, or perform any increased obligations or additional obligations or suffering a reduction of limitation of rights under the provisions of the Transaction Documents based on circumstances existing at the time of such change in Representative.
1.17.9    A Representative shall resign in accordance with paragraph 1.17.2 above (and, to the extent applicable, shall use reasonable endeavors to appoint a successor Representative pursuant to paragraph 1.17.3 above) if on or after the date which is [***] months before the earliest FATCA Application Date relating to any payment to that Representative under the Transaction Documents, either:
(a)that Representative fails to respond to a request under Clause 13.7 (FATCA Information) and the Borrower or the Lender reasonably believes that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
(b)the information supplied by the Agent pursuant to Clause 13.7 (FATCA Information) indicates that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or
(c)the Agent notifies the Borrower and the Lender that the Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
and (in each case) the Borrower, any Guarantor or the Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Agent were a FATCA Exempt Party, and the Borrower, any Guarantor or the Lender, by notice to the Agent, requires it to resign.
1.18    Confidentiality
1.18.1    In acting as Agent or, as the case may be, Security Trustee for the Finance Parties, that Representative shall be regarded as acting only through the personnel designated as administering the transactions contemplated by the Transaction Documents in that Representative's capacity as Agent or, as the case may be, Security Trustee, and such function shall be treated as a separate entity from any other of its divisions or departments.

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1.18.2    If information is received by another division or department of that Representative or any Affiliate of that Representative or any other entity within the same corporate group as that Representative, it may be treated as confidential to that department and that Representative shall not be deemed to have notice of it. The Agent shall not be treated as having knowledge of any matter unless and until the relevant matter has been notified to a person within the agency division of the Agent who is administering the transactions contemplated by the Transaction Documents by delivery of a notice of such matter to the email address specified in Clause 29 (Notices).
1.19    Relationship with the Lender
Each Representative may treat the Lender as the Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than [***] Business Days prior notice from the Lender to the contrary in accordance with the terms of this Agreement.
1.20    Credit Appraisal by the Lender
Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Transaction Document, the Lender confirms to each Representative that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Transaction Document including but not limited to:
1.20.1    the financial condition, status and nature of each Obligor;
1.20.2    the legality, validity, effectiveness, adequacy or enforceability of any Transaction Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document;
1.20.3    whether the Lender has recourse, and the nature and extent of that recourse, against any Party, any Obligor, the Borrower Parent or any of its respective assets under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document; and
1.20.4    the adequacy, accuracy and/or completeness of any information provided by either Representative, any Party, any Obligor, the Borrower Parent or by any other person under or in connection with any Transaction Document, the transactions contemplated by the Transaction Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Transaction Document.
1.21    Deduction from amounts payable by the Agent
If any Lender owes an amount to either Representative under the Transaction Documents, that Representative may, after giving notice to that Lender, deduct an amount not exceeding that amount from any payment to that Lender which that Representative would otherwise be obliged to make under the Transaction Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Transaction Documents that Lender shall be regarded as having received any amount so deducted.
1.22    Erroneous Payment

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1.22.1    Each Lender hereby agrees that (i) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an "Erroneous Payment") and demands the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or in equity), the Agent may not make any such demand under this paragraph 1.22.1(i) with respect to an Erroneous Payment unless such demand is made within 10 days of the date of receipt of such Erroneous Payment by the applicable Lender, such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent in same day funds at a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on "discharge for value" or any similar theory or doctrine. A notice of the Agent to any Lender under this paragraph 1.22.1 shall be conclusive, absent manifest error.
1.22.2    Without limiting immediately preceding paragraph 1.2.1, each Lender hereby further agrees that if it receives a payment from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on "discharge for value" or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in all events no later than one Business Day thereafter, return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent in same day funds at a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
1.22.3    The Borrower and each other Obligor hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Agent's rights and remedies under this paragraph 1.22), the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an

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Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Obligor.
1.22.4    In addition to any rights and remedies of the Agent provided by law, Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this paragraph 1.22 and which has not been returned to the Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Agent agrees promptly to notify the Lender after any such setoff and application made by Agent; provided, that the failure to give such notice shall not affect the validity of such setoff and application.
1.22.5    Each party's obligations under this paragraph 1.22 shall survive the resignation or replacement of the Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Secured Obligations (or any portion thereof) under any Transaction Document.
2.CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement will:
2.1.1    interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
2.1.2    oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim;
2.1.3    except with respect to any information required to be provided by a Finance Party under Clause 13 (Tax Gross-Up and Indemnities), oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax; or
2.1.4    oblige any Finance Party to take any action or other step which may or would have an adverse effect on its own commercial or business or other interests (even if such action or other step would be for the ultimate benefit of any other person).
3.SHARING AMONG THE FINANCE PARTIES
3.1    Payments to Finance Parties
If a Finance Party (a "Recovering Finance Party") receives or recovers any amount from the Borrower other than in accordance with Clause 25 (Payment Mechanics) and applies that amount to a payment due under the Transaction Documents then:
3.1.1    the Recovering Finance Party shall, within[***] Business Days, notify details of the receipt or recovery, to the Agent;
3.1.2    the Agent shall determine whether the receipt or recovery is in excess of the amount the Recovering Finance Party would have been paid had the receipt or recovery been received or made by the Agent and distributed in accordance with Clause 25

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(Payment Mechanics), without taking account of any Tax which would be imposed on the Agent in relation to the receipt, recovery or distribution; and
3.1.3    the Recovering Finance Party shall, within [***] Business Days of demand by the Agent, pay to the Agent an amount (the "Sharing Payment") equal to such receipt or recovery less any amount which the Agent determines may be retained by the Recovering Finance Party as its share of any payment to be made, in accordance with Clause 25 (Payment Mechanics).
3.2    Redistribution of payments
The Agent shall treat the Sharing Payment as if it had been paid by the Borrower and distribute it between the Finance Parties (other than the Recovering Finance Party) in accordance with Clause 25 (Payment Mechanics).
3.3    Recovering Finance Party's rights
3.3.1    On a distribution by the Agent under paragraph 3.1 (Payments to Finance Parties) of this Schedule 6, the Recovering Finance Party will be subrogated to the rights of the Finance Parties which have shared in the redistribution.
3.3.2    If and to the extent that the Recovering Finance Party is not able to rely on its rights under paragraph 3.3.1 above, the Borrower shall be liable to the Recovering Finance Party for a debt equal to the Sharing Payment which is immediately due and payable.
3.4    Reversal of redistribution
If any part of the Sharing Payment received or recovered by a Recovering Finance Party becomes repayable and is repaid by that Recovering Finance Party, then:
3.4.1    the Lender after receiving a share of the relevant Sharing Payment pursuant to paragraph 3.1 (Payments to Finance Parties) of this Schedule 6 shall, upon request of the Agent, pay to the Agent for account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Sharing Payment (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Sharing Payment which that Recovering Finance Party is required to pay); and
3.4.2    that Recovering Finance Party's rights of subrogation in respect of any reimbursement shall be cancelled and the Borrower will be liable to the reimbursing Finance Party for the amount so reimbursed.
3.5    Exceptions
3.5.1    This paragraph 3.5 shall not apply to the extent that the Recovering Finance Party would not, after making any payment pursuant to this paragraph, have a valid and enforceable claim against the Borrower.
3.5.1    A Recovering Finance Party is not obliged to share with any other Finance Party any amount which the Recovering Finance Party has received or recovered as a result of taking legal or arbitration proceedings, if:
(a)it notified that other Finance Party of the legal or arbitration proceedings; and

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(b)that other Finance Party had an opportunity to participate in those legal or arbitration proceedings but did not do so as soon as reasonably practicable having received notice and did not take separate legal or arbitration proceedings.
4.    FEES
No Finance Party shall be obliged to disclose to any other Finance Party the contents of any Fee Letter
5.    TITLE OF FINANCE PARTIES
Carlyle Aviation Management Limited as Agent and arranger of the transactions contemplated by the Transaction Documents shall be entitled to grant any role or title to a Finance Party as it sees fit, provided that Carlyle Aviation Management Limited's exercise of such rights shall not result in any additional cost, expense or obligation being borne by any Obligor.
6.    FATCA
The Lender shall promptly upon request of the Agent supply, or procure the supply of, such information as is reasonably requested by the Agent in order for the Agent to determine whether or not the Lender is a FATCA Exempt Party for the purposes of payments to be made hereunder.

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Schedule 7
TIMETABLES

Clause	Action	Time
5.1.1	Delivery of duly completed Utilization Request
U – [***] Business Days, 1:00 pm (New York time) or such later time as may be agreed by the Borrower and the Agent (provided that, and except with respect to the first Utilization Request, in the event of any change to the date on which a PDP Payment is due relating to such Utilization, the Borrower shall be required to provide at least [***] Business Days advance notice to the Agent (or promptly upon being advised of such change from the Airframe Manufacturer if within [***] Business Days of the proposed Utilization Date) and in which case, the Lender will use reasonable efforts to facilitate the Utilization to meet the revised PDP Payment date prior to the proposed Utilization Date set out in such Utilization Request).

"U" = Proposed relevant Utilization Date.

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Schedule 8

FORM OF TAX CERTIFICATE

TAX CERTIFICATE
(FOR NON-U.S. LENDERS THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
Reference is made to the PDP Facility Agreement dated as of November 1, 2023, among Sun Tail PDP LLC, a limited liability company organized under the laws of Delaware (the "Borrower"), Runway Seven Lender LLC, as Lender and Security Trustee and Carlyle Aviation Management, as Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
    Pursuant to the provisions of Clause 13.1.7.2.3 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
    The undersigned has furnished the Agent and the Borrower with a certificate affirming it is not a "United States person" as defined in Section 7701(a)(30) of the Code on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]
By:
Name:
Title:

Date: _________, 20__

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Schedule 9

TAX CERTIFICATE
(FOR NON-U.S. PARTICIPANTS THAT ARE NOT PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
Reference is made to the PDP Facility Agreement dated as of November 1, 2023, among Sun Tail PDP LLC, a limited liability company organized under the laws of Delaware (the "Borrower"), Runway Seven Lender LLC, as Lender and Security Trustee and Carlyle Aviation Management, as Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of Clause 13.1.7.2.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate affirming it is not a "United States person" as defined in Section 7701(a)(30) of the Code on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date: _________, 20__

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Schedule 10

TAX CERTIFICATE
(FOR NON-U.S. PARTICIPANTS THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
Reference is made to the PDP Facility Agreement dated as of November 1, 2023, among Sun Tail PDP LLC, a limited liability company organized under the laws of Delaware (the "Borrower"), Runway Seven Lender LLC, as Lender and Security Trustee and Carlyle Aviation Management, as Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of Clause 13.1.7.2.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]
By:
Name:
Title:

Date: _________, 20__

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Schedule 11

TAX CERTIFICATE
(FOR NON-U.S. LENDERS THAT ARE PARTNERSHIPS FOR U.S. FEDERAL INCOME TAX PURPOSES)
Reference is made to the PDP Facility Agreement dated as of November 1, 2023, among Sun Tail PDP LLC, a limited liability company organized under the laws of Delaware (the "Borrower"), Runway Seven Lender LLC, as Lender and Security Trustee and Carlyle Aviation Management, as Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.
Pursuant to the provisions of Clause 13.1.7.2.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a "bank" extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a "ten percent shareholder" of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a "controlled foreign corporation" related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner's/member's beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

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IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. LENDER]
By:
Name:
Title:

Date: _________, 20__

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